UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: Parnassus Funds (811-04044) and Parnassus Income Funds (811-06673)

Parnassus Funds

Parnassus Income Funds

(Exact name of registrant as specified in charter)

1 Market Street, Suite 1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marc C. Mahon

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1: Report to Shareholders

Parnassus Funds Semiannual Report

June 30, 2019

Parnassus FundSM

Investor Shares: PARNX | Institutional Shares: PFPRX

Parnassus Core Equity FundSM

Investor Shares: PRBLX | Institutional Shares: PRILX

Parnassus Endeavor FundSM

Investor Shares: PARWX | Institutional Shares: PFPWX

Parnassus Mid Cap FundSM

Investor Shares: PARMX | Institutional Shares: PFPMX

Parnassus Fixed Income FundSM

Investor Shares: PRFIX | Institutional Shares: PFPLX

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (www.parnassus.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-999-3505 or by sending an email request to shareholder@parnassus.com.

You may elect to receive all future reports in paper copies free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 800-999-3505 or send an email request to shareholder@parnassus.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper copies of reports will apply to all funds held in your account if you invest through your financial intermediary.

This report must be preceded or accompanied by a current fund prospectus.

Semiannual Report • 2019

August 9, 2019

Dear Shareholder,

The first half of the year ended on a positive note, with major stock indexes hitting new all-time highs in June. The S&P 500 and the Russell Midcap both gained over 4% for the quarter, and tallied returns of 18.54% and 21.35% for the first half, respectively.

I’m happy to report that three of our four stock funds are ahead of their benchmarks on a year-to-date basis as of June 30, 2019. The fourth, the Parnassus Endeavor Fund, trailed the S&P 500 by just 0.22% for the first half of 2019. Our best performer this year has been the Parnassus Mid Cap Fund. Matthew Gershuny and Lori Keith have been responsible for this fund for over a decade and are doing a terrific job. Our lone bond fund, the Parnassus Fixed Income Fund – Investor Shares, managed by Samantha Palm, has also had a strong year. Its return of 7.58% for the first half is comfortably ahead of the Bloomberg Barclays U.S. Aggregate Bond Index’s gain of 6.11%. Please see the following pages for more detailed information regarding each Fund’s performance and the risks associated with investing in the Funds.

As important as our portfolio managers are, there is no way they could do their jobs without a very strong supporting cast. There are 16 people on our investment team, and it’s easily the deepest and most talented group Parnassus has ever had. There are another 37 full-time employees at Parnassus performing various roles, including client service, administrative support and mutual fund accounting. We all share the same mission to build your wealth responsibly over the long-term.

Our most recent hire is Luke Webster, who joined Parnassus in June as a Desktop Support Engineer. He previously worked with Esurance and Clarivate Analytics. Outside of work, Luke likes to find new things to cook, hike and ride his motorcycle. We’re happy to have Luke on the team.

Interns

Summer is an exciting time at Parnassus, because it’s when we host a diverse group of energetic and talented interns. We currently have eight interns working across three departments. Ava Chen is providing office support in our Shareholder Services department for the summer. She is a second-year student at California Polytechnic State University in San Luis Obispo, majoring in Graphic Communication. This summer, Ava is also interning at a technology startup, where she is working on a website redesign project.

Aatif Jiwani is a software engineer intern on our technology team. He is a rising junior at the University of California at Berkeley, pursuing a major in Electrical Engineering and Computer Science. He was recently accepted into Berkeley’s Haas School of Business, and will be pursuing a second major in Business Administration starting in the fall. Aatif enjoys hiking, skiing and likes to keep up with streetwear fashion.

The remaining six interns are on the investment team. Simar Kaur is an undergraduate at the University of California at Berkeley, majoring in Global Studies with a focus on development in

Semiannual Report • 2019

Latin America and South Asia. She is president of UC Berkeley’s Project RISHI chapter, a national non-profit promoting sustainable rural development in Himachal Pradesh, India. In her spare time, Simar enjoys Bollywood music, spending time with family and friends and cross-stitching.

Kit Williams is a senior at Tulane University, double majoring in Finance and Environmental Studies. He is an analyst and contributing member of Burkenroad Reports, a university-sponsored securities analysis program at the A.B. Freeman School of Business. He has previous work experience in real estate finance at The Richman Group. Outside of work and school, Kit loves to surf, ski and hike.

Lucas Lee is a senior at Harvard University, pursuing a degree in Statistics. At school, he works as a teaching assistant and is co-president of the Charles River Growth Fund, a student-led investment club. His previous internships include consulting at Deloitte and investment banking at Cranleigh Partners. Originally from New Zealand, Lucas enjoys traveling, reading and competing at various sports.

Nick Ahn is a senior at the University of Pennsylvania’s Wharton School. He is a financial analyst for the Wharton Undergraduate Finance Club, a portfolio manager for Wharton Asia Investments and plays on the club tennis team. Previously, Nick worked as an Equity Research Intern at Russell Investments. He grew up in Olympia, Washington, and enjoys outdoor activities, sports and cooking.

Navin Ram is an MBA candidate at Columbia Business School. He previously worked as a research associate at Hotchkis & Wiley in Los Angeles. Navin completed his Master’s in Finance at Claremont McKenna College and his bachelor’s degree in accounting at Southern New Hampshire University. Outside of work, Navin enjoys reading, cooking and playing basketball.

Patrick Hamm is an MBA candidate at the Haas School of Business at the University of California, Berkeley. Before business school, he worked in institutional sales at Thornburg Investment Management in Santa Fe. Patrick graduated from the University of New Mexico, where he majored in finance and accounting. In his free time, Patrick enjoys playing golf, hiking and snowboarding.

Thank you all for investing with the Parnassus Funds.

Sincerely,

Benjamin E. Allen

President and CEO

Semiannual Report • 2019

Parnassus Fund

Ticker: Investor Shares - PARNX

Ticker: Institutional Shares - PFPRX

As of June 30, 2019, the net asset value (“NAV”) of the Parnassus Fund – Investor Shares was $48.68, resulting in a gain of 4.26% for the second quarter. This compares to an increase of 4.30% for the S&P 500 Index (“S&P 500”) and a gain of 3.67% for the Lipper Multi-Cap Core Funds Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). Year-to-date, the Parnassus Fund – Investor Shares posted a gain of 20.08% versus a return of 18.54% for the S&P 500 and a return of 17.26% for the Lipper average.

Below is a table that summarizes the performance of the Parnassus Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods ended June 30, 2019. We are pleased to report that the Fund outperformed the Lipper average for all periods.

Parnassus Fund

	Average Annual Total Returns (%)

	for period ended June 30, 2019

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Fund – Investor Shares	11.09	13.22	8.71	14.54	0.85	0.85

Parnassus Fund – Institutional Shares	11.27	13.39	8.84	14.61	0.69	0.69

S&P 500 Index	10.42	14.19	10.71	14.70	NA	NA

Lipper Multi-Cap Core Funds Average	6.22	12.11	7.78	12.71	NA	NA

The average annual total return for the Parnassus Fund – Institutional Shares from commencement (April 30, 2015) was 8.43%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

Second Quarter Review

The Fund gained 4.26% for the quarter, trailing the S&P 500 in a photo finish by 4 basis points. (One basis point is 1/100th of one percent.) We were disappointed to trail this quarter, but we’re pleased to maintain a healthy lead over the index in 2019: 20.08% to 18.54%.

Stock selection had a modestly positive impact on our relative performance this quarter, while sector allocations had a slightly negative impact, with our most meaningful detractor being our 3% average cash position.

Our worst performer was Alliance Data Systems, the leading private-label credit card issuer. It subtracted 102 basis points from the Fund’s return, as the stock’s total return was a loss of 19.6%. (For this report, we will quote total return to the portfolio, which includes price change and dividends.) The shares fell after the company sold its marketing segment, Epsilon, for net proceeds of $3.5 billion, which was below investors’ expectations. The stock fell again later in the quarter after the company’s long-time CEO, Ed Heffernan, abruptly retired. We’re excited that Melisa Miller has been promoted to CEO, and we believe she can reinvigorate the company. We expect the stock to move significantly higher as Alliance Data repurchases stock with proceeds from the Epsilon sale and its loan growth accelerates, thanks to recent partnership wins with Sephora, Burlington Stores and IKEA.

Industrial conglomerate 3M reduced the Fund’s return by 41 basis points, as the total return to our average selling price was negative 14.1%. 3M’s stock fell after the company reported weak quarterly earnings and significantly reduced its financial guidance for the full year, due to a slowdown in China and weak results in its automotive and electronics businesses. This was the fourth consecutive reduction in annual guidance, and the deepest cut yet, which led us to re-evaluate our investment thesis. We also became concerned that 3M’s environmental liabilities for its historical production of per- and polyfluorinated substances (PFAS) could be significant, so we exited our position.

Semiannual Report • 2019

Information technology consultant Cognizant recorded a negative total return of 12.2%, subtracting 39 basis points from the Fund’s return. The company reported disappointing quarterly earnings, and meaningfully reduced its financial guidance for the full year as a result. Cognizant didn’t win enough new business in the quarter to offset the loss of several large contracts due to client consolidation in health care and in-sourcing in financial services. We attribute the disappointing performance to the distraction caused by a leadership transition, as co-founder and CEO Francesco D’Souza announced his retirement on February 6. New CEO Brian Humphries, who joined the company from Vodafone Business, didn’t start until April 1. We expect performance to improve now that the leadership transition is complete.

Our biggest winner this quarter was Motorola Solutions, the leading global provider of mission-critical communications solutions. The stock contributed 86 basis points to the Fund’s return, as its total return was 19.2%. The stock rose after the company reported quarterly earnings that exceeded expectations and raised its annual guidance, as Motorola’s land mobile radio systems, command center software and video security products continue to gain market share and attract new clients.

Health care information technology provider Cerner added 80 basis points to the Fund’s return, as its total return was 28.5%. The shares moved higher after activist firm Starboard Value announced an investment in the company. Cerner reached an agreement with the activist, promising to increase its operating margins, repurchase $1.5 billion of stock and add four new directors to its board. We’re pleased management is unlocking value, and we believe that Cerner remains well positioned to be a long-term winner in the health care sector.

Thomson Reuters provides information and data for legal, tax and accounting professionals. The stock generated a total return of 9.5% for the quarter and contributed 53 basis points to the Fund’s return. The company reported earnings that exceeded expectations due to higher profit margins, as the recent acceleration in organic revenue growth is flowing through to the bottom line.

Parnassus Fund

As of June 30, 2019

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2019

Top 10 Holdings
(percentage of net assets)

Motorola Solutions Inc.	5.1%

Mondelez International Inc., Class A	4.8%

Alliance Data Systems Corp.	4.6%

Cadence Design Systems Inc.	4.4%

Thomson Reuters Corp.	4.4%

Microsoft Corp.	3.7%

Linde plc	3.7%

Alphabet Inc., Class A	3.7%

Starbucks Corp.	3.6%

Cerner Corp.	3.5%

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

The momentum from the start of the year continued during the second quarter, as the S&P 500 gained 4.30%. The market moved higher, because investors believe the Federal Reserve will cut interest rates during the second half of the year to offset slowing economic growth. Stocks were also supported by optimism that the U.S. and China would move past their differences and resume trade negotiations.

While we’re pleased the market is up more than 18% through the first half of the year, we’re seeing a disconnect between the market’s return and global growth. According to FactSet, Europe’s GDP growth is expected to slow from 1.9% in 2019 to just 1.4% in 2020, while U.S. GDP growth is projected to moderate from 2.9% in 2018 to 1.9% in 2020.

We’re not seeing signs of an imminent recession in the U.S., but we’re aware that many economic indicators, such as consumer sentiment and employment, are at or near peak levels. While stocks have largely looked past this, the bond market is concerned. The 10-year Treasury note yield fell 41 basis points during the quarter to 2.00%, reflecting bondholders’ belief that economic growth and inflation will be lackluster.

In this environment of rising valuations but decelerating growth, our portfolio became more defensive as we invested in a number of industry-leading companies with wide moats and strong balance sheets.

In the information technology sector, we purchased Microsoft, the number-one provider of business productivity software and a leader in cloud computing services. The company is gaining market share with its comprehensive portfolio of technology offerings across infrastructure and software. The enterprise transition to the cloud is still nascent and as it matures, Microsoft should benefit greatly. We also invested in Monolithic Power Systems, an analog semiconductor company. The company is uniquely positioned to benefit from the increasing relevance of energy efficiency in integrated circuits. We believe that Monolithic’s moat is widening as the problems it solves become more complex.

We added two companies in the real estate sector. We invested in AvalonBay, an owner of upscale apartment buildings in supply-constrained high-growth markets. The company’s high-quality portfolio generates durable same-store revenue growth, which is boosted by its industry-leading development pipeline. AvalonBay’s downside should be protected by its conservative financial leverage and attractive dividend yield. Next, we added Howard Hughes Corporation, an owner, operator and developer of real estate across the United States. The company’s portfolio includes distinctive assets in desirable locations, such as the South Street Seaport in Manhattan. In late June, the company announced its intention to explore strategic alternatives to maximize value for shareholders. We’re in favor of this decision, because we believe the assets trade at a large discount to their underlying net asset value.

In the financial sector, after a period of recent underperformance, we invested in CME Group, the world’s largest derivatives exchange. CME is a wide-moat business that benefits from economic and market volatility. We also re-initiated a position in auto insurer Progressive. The company continues to do a remarkable job gaining market share through its data-driven approach to insurance pricing, yet the stock is trading at a discount to the market.

Finally, we purchased shares of Nike, the global leader in athletic footwear and apparel. The company is executing on its Triple Play strategy to double innovation, speed to market and direct connections to consumers, which will enable it to gain market share and grow margins. Given its tremendous long-term

Semiannual Report • 2019

growth potential from emerging markets and a robust e-commerce presence, we’re excited to invest behind one of the world’s strongest brands.

Our sales during the quarter can be placed into three groups. The first group of stocks was sold because they were being acquired. Zayo Group, a fiber-optic communications network owner, announced it was being acquired for $35 per share, while luxury hotel operator Belmond was bought for $25 per share. The next group of companies was sold for ESG reasons. As mentioned above, we exited 3M due to the potential environmental liabilities related to PFAS. We eliminated our position in Mattel after the company recalled all 4.7 million Rock ‘n Plays on the market because of its link to infant deaths. We’re disappointed the company didn’t react faster to address the Rock ‘n Play safety concerns, and we believe this could tarnish the Fisher Price brand. The third group of stocks was sold for company-specific reasons. We sold online broker Charles Schwab based on our view that the company will be adversely impacted by lower interest rates. We exited our position in measurement company Nielsen because we didn’t think the range of outcomes for its strategic review was favorable. Lastly, we moved on from coatings company Axalta, as we believe that our new purchases offer more upside.

The changes made during the quarter result in a more defensively positioned portfolio. Nonetheless, we expect the Fund to perform well if the market continues to climb due to our overweight positioning in the cyclical information technology and industrial sectors, as well as the collection of highly innovative businesses we own across the Fund.

Yours truly,

Robert J. Klaber

Portfolio Manager

Ian E. Sexsmith

Portfolio Manager

Semiannual Report • 2019

Parnassus Core Equity Fund

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of June 30, 2019, the net asset value (“NAV”) of the Parnassus Core Equity Fund – Investor Shares was $46.70. After taking dividends into account, the total return for the second quarter was a gain of 6.08%. This compares to a return of 4.30% for the S&P 500 Index (“S&P 500”) and a gain of 3.14% for the Lipper Equity Income Funds Average, which represents the average return of the equity income funds followed by Lipper (“Lipper average”). Year-to-date, the Parnassus Core Equity Fund – Investor Shares posted a gain of 20.21% versus a return of 18.54% for the S&P 500 and a return of 14.52% for the Lipper average.

Below is a table that summarizes the performances of the Parnassus Core Equity Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods. We are pleased to report that the Fund outperformed the Lipper average for all periods.

Parnassus Core Equity Fund

	Average Annual Total Returns (%)

	for period ended June 30, 2019

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Core Equity Fund – Investor Shares	17.21	14.33	10.18	14.14	0.87	0.87

Parnassus Core Equity Fund – Institutional Shares	17.43	14.57	10.40	14.36	0.63	0.63

S&P 500 Index	10.42	14.19	10.71	14.70	NA	NA

Lipper Equity Income Funds Average	6.98	9.57	6.90	11.97	NA	NA

The average annual total return for the Parnassus Core Equity Fund – Institutional Shares from commencement (April 28, 2006) was 10.69%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

Second Quarter Review

The Parnassus Core Equity Fund – Investor Shares had a strong second quarter, with a return of 6.08% versus 4.30% for the S&P 500. The main driver of this performance was positive stock selection of 206 basis points. (One basis point is 1/100th of one percent). The Fund had significantly negative stock selection in only one of the ten industry groups. The industrials sector subtracted 105 basis points from the Fund’s return. We are pleased that the health care, information technology, communication services and materials sectors all added at least 35 basis points to the Fund’s return due to positive stock selection.

Only two stocks significantly trimmed the Fund’s quarterly return. Industrial conglomerate 3M reduced the Fund’s return by 62 basis points, as the total return to our average selling price was negative 11.9%. (For this report, we quote total return to the portfolio, which includes price change and dividends.) 3M’s stock fell after the company reported weak quarterly earnings and significantly reduced its financial guidance for the full year due to a slowdown in China and 3M’s automotive and electronics businesses. This was the fourth consecutive reduction in annual guidance, and the deepest cut yet, which led us to re-evaluate our investment. We also became concerned that 3M’s environmental liabilities stemming from its historical production of per- and polyfluorinated substances (PFAS) could be significant, so we exited our position.

Our new investment in transportation provider FedEx trimmed the Fund’s return by 51 basis points, as its total return from our average purchase price was negative 13.4%. The stock fell as U.S. tariffs on

Semiannual Report • 2019

Chinese-manufactured goods slowed international trade. FedEx also became directly involved in the trade war after it mis-shipped several packages addressed to the Chinese telecom equipment maker Huawei. Meanwhile, investor sentiment suffered after FedEx ended its express shipping contract with Amazon and introduced seven-day delivery, which will reduce earnings in the short term. Despite all of this, we’re excited about FedEx’s future. We believe the company is uniquely positioned to benefit from the expected doubling in U.S. parcel shipping by 2026, as FedEx continues to gain market share by providing faster delivery with more flexibility. With the stock trading at a historically low valuation on cyclically depressed earnings, we expect the upside to be significant.

Four stocks added at least 50 basis points to our quarterly return. Disney, the well-known media conglomerate, returned 25.8%, adding 115 basis points to the Fund’s return. The company revealed details about its direct-to-consumer products and strategy at its April investor event, which helped investors better appreciate the long-term potential of Disney+, ESPN+ and Hulu. The company also reported strong quarterly performance, driven by continued strength in Disney’s parks and studio businesses.

Cerner, the largest publicly traded healthcare IT company, contributed 83 basis points to the Fund’s return, as its total return was 28.5%. The shares moved higher after activist firm Starboard Value announced an investment in the company. Cerner reached an agreement with Starboard, committing to achieve 20% operating margins in the fourth quarter of 2019 and 22.5% in the fourth quarter of 2020. Additionally, Cerner agreed to repurchase $1.5 billion of stock and add four new directors to its board. We’re pleased management is taking steps to unlock value for shareholders.

Linde, the industrial gas producer, added 72 basis points to the Fund’s return, with a 14.7% total return. The company reported its first quarter as a combined entity following the merger of Linde’s and Praxair’s businesses. Management remains confident in its ability to achieve its target of $1.1 billion in savings due to synergies over the next three years. With this savings, combined with a robust pricing outlook we believe the company may grow earnings at the low end of its 9—12% guidance range, even if global growth were to slow down.

Microsoft, the world’s largest technology company, returned 14.0% and contributed 58 basis points to the Fund’s return. Microsoft reported impressive quarterly results, beating consensus expectations across almost every metric. Notably, the company’s cloud computing offering, Azure, continued to grow more than 70% while stalwart core businesses, such as Windows and Office, demonstrated impressively durable growth.

Parnassus Core Equity Fund

As of June 30, 2019

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2019

Top 10 Holdings
(percentage of net assets)

Microsoft Corp.	6.0%

The Walt Disney Co.	5.1%

Linde plc	3.9%

Danaher Corp.	3.6%

Mastercard Inc., Class A	3.5%

American Express Co.	3.5%

The Clorox Company	3.2%

Cadence Design Systems Inc.	3.2%

Costco Wholesale Corp.	3.1%

Cerner Corp.	3.1%

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

Building on its strongest first quarter since 1998, the S&P 500 continued to rally, gaining 4.30% in the second quarter and posting its best first-half-year return since 1997. However, beneath this exciting news lurks a more bifurcated outlook on the U.S. economy. On the one hand, U.S. government bond yields fell on concerns about the Fed’s inaction amid elevated trade tensions and decelerating global growth. On the other hand, equity markets remained sanguine, reflecting a still-growing economy with low unemployment and decent wage gains that would likely be bolstered by future accommodative monetary policy.

The disconnect between the bond and equity markets points to continuing debates about the sustainability of the current economic cycle. It seems to us, though, that a bigger risk lies with the markets’ reliance on the Fed’s policies to prolong this bull market. Market participants have now priced in both a 100% chance of a rate cut at the Fed’s next meeting in July and further rate cuts this year. We think this likely disconnect between the Fed’s intentions and investor expectations may contribute to future volatility. Combined with protracted trade negotiations and geopolitical uncertainties, we believe the risk of investor disappointment has increased.

As a result, we think it’s appropriate to make incrementally defensive shifts in the portfolio. The Fund moved to a significant overweight position in high-quality consumer staples companies during the second quarter. We bought Costco, the premier operator of membership warehouse stores. The company effectively competes with Amazon due to its low-cost structure and vast offering of quality merchandise, which enable it to generate strong same-store-sales growth. We also bought Mondelez, a global snack foods company. We’re impressed with the new CEO, Dirk Van de Put, who has re-focused the company on innovation, profitable growth and aspirational ESG goals such as recyclable packaging.

We moved to an overweight position in the real estate sector by purchasing high-quality residential apartment company AvalonBay. AvalonBay owns premier assets in highly desirable locations, has superb financial strength and currently offers a 3% dividend yield. We also made some changes to our financial sector positioning to reduce our interest rate exposure. We trimmed our investments in discount broker Charles Schwab and San Francisco—based regional bank First Republic to make room for CME Group, the world’s largest derivatives exchange. CME’s exchange is a wide-moat business that benefits when economic and market volatility are elevated.

We also added to our Microsoft investment, making it our largest position, given its durable growth, fortress balance sheet and strong ESG profile. All these changes should enhance the defensiveness of the Fund.

The Fund initiated a core position in iconic agriculture equipment company John Deere. We’re attracted to the company’s global scale and opportunity in precision farming. Trade tensions and the challenging environment for farmer incomes provided the opportunity to buy Deere after a period of stock underperformance. The Fund also added Trimble during the quarter. Trimble sells hardware and software solutions that connect the digital and physical worlds in sectors such as agriculture, construction and logistics. The company has a fantastic long-term growth opportunity as customers deeply integrate Trimble’s technology to reduce costs, lower resource intensity and reduce their environmental impact.

We swapped our UPS position for competitor FedEx. After a short-term earnings setback, FedEx’s stock traded at a historic discount relative to UPS, despite the former’s consistent market share gains. As mentioned above, we also sold our 3M position due to prolonged weak performance and elevated ESG risks.

Semiannual Report • 2019

Finally, given our view that the global economy will decarbonize over the long term, the Fund exited National Oilwell Varco (NOV), a supplier of equipment and technology for energy companies, and MDU Resources, a utility and materials company. Despite our exit from the investment, we applaud MDU for significantly increasing its renewable power generation. While we realize fossil fuels will be important to power the economy for many years to come, we feel these energy sources face permanently lower relevancy.

We believe the current portfolio offers a nice balance of defensive and growth characteristics. The Fund is underweight cyclical sectors such as financials, consumer discretionary, energy and the FANG-dominated communications services sector. It also has overweight positions in consumer staples and high-quality REITs, which have defensive characteristics. At the same time, the Fund is poised to participate in growth with overweight positions in information technology companies with recurring revenue and market-share-gaining industrials and materials companies.

Thank you for your confidence and investment in the Parnassus Core Equity Fund.

Sincerely,

Todd C. Ahlsten

Lead Portfolio Manager

Benjamin E. Allen

Portfolio Manager

Semiannual Report • 2019

Parnassus Endeavor Fund

Ticker: Investor Shares - PARWX

Ticker: Institutional Shares - PFPWX

As of June 30, 2019, the net asset value (“NAV”) of the Parnassus Endeavor Fund – Investor Shares was $34.16, so the total return for the quarter was a slight loss of 0.09%. This compares to a 4.30% gain for the S&P 500 and 3.67% for the Lipper Multi-Cap Core Funds Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). For the first half of the year, the Parnassus Endeavor Fund – Investor Shares was up 18.32% compared to a gain of 18.54% for the S&P 500 and 17.26% for the Lipper average. After a terrific start to the year in the first quarter, we slumped in the second quarter, but for the year-to-date, we remain ahead of Lipper average and we’re essentially tied with the S&P 500.

Below you will find a table comparing the returns of the Parnassus Endeavor Fund with the S&P 500 and the Lipper average for the one-, three-, five- and ten-year periods. Because of our loss last year, we’re behind both indices for the one-year period, and we’re behind the S&P 500, but ahead of the Lipper average, for the three-year period. We’re ahead of both measures for the five- and ten-year periods, so we still have strong long-term performance.

Parnassus Endeavor Fund

	Average Annual Total Returns (%)

	for period ended June 30, 2019

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Endeavor Fund –Investor Shares	3.28	13.46	10.84	15.35	0.95	0.95

Parnassus Endeavor Fund –Institutional Shares	3.56	13.70	11.04	15.45	0.72	0.72

S&P 500 Index	10.42	14.19	10.71	14.70	NA	NA

Lipper Multi-Cap Core Funds Average	6.22	12.11	7.78	12.71	NA	NA

The average annual total return for the Parnassus Endeavor Fund – Institutional Shares from commencement (April 30, 2015) was 10.18%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

Right now, a very large number of the stocks in the portfolio are trading far below their intrinsic value. Quite often, when this has happened in the past, the Fund has moved sharply higher. There is, of course, no guarantee that this will happen in the near future, but we remain positive for our portfolio, given the difference between our estimate of its intrinsic value and current market quotations.

Second Quarter Review

There were six stocks that each reduced the Fund’s return by 35 basis points or more. (One basis point is 1/100th of one percent.) Three stocks increased the Fund’s return by that amount.

Our worst performer was Regeneron Pharmaceuticals, a biotechnology company that makes treatments for eye and heart diseases, cancer and inflammation. Regeneron cut 108 basis points from the Fund’s return, as its stock plunged 23.8% from $410.62 to $313.00. (For this report, we quote total return to the portfolio, which includes price change and dividends.) Investors feared the company’s blockbuster drug Eyelea would lose market share after the FDA prioritized approval for a competing drug developed by Novartis. Higher contract manufacturing and R&D costs, as well as lower reimbursements from Sanofi, Regeneron’s development partner, also pushed the stock lower. The company’s own pipeline progress is encouraging, however. The FDA approved two of Regeneron’s medications – Dupixent, for adolescent atopic dermatitis, and Praluent, which reduces the chance of heart attack and stroke in at-risk adult patients.

Alliance Data Systems, the leading private-label credit card issuer, subtracted 64 basis points from the Fund’s return, as the stock sank 19.6% from $174.98 to $140.13. The shares fell after the company sold its marketing segment, Epsilon, for net proceeds of

Semiannual Report • 2019

$3.5 billion, which was below investors’ expectations. The stock fell again later in the quarter after the company’s long-time CEO, Ed Heffernan, retired abruptly. We’re excited that Melisa Miller has been promoted to CEO, and we believe she can reinvigorate the company. We expect the stock to move significantly higher as Alliance Data repurchases stock with proceeds from the Epsilon sale and its loan growth accelerates, thanks to recent partnership wins with Sephora, Burlington Stores and IKEA.

Clothing and accessories retailer GAP slashed 59 basis points from the Fund’s return, as its stock fell 10.8% from our average cost of $20.14 to $17.97. Sales at GAP’s comparable stores experienced their biggest declines in three years, due to cold and wet weather and poor merchandising decisions. A dramatic restructuring of the business is underway, as management plans to close hundreds of underperforming stores and spin off Old Navy into an independent company to unlock shareholder value.

Toy manufacturer Mattel sliced 45 basis points from the Fund’s return, as its stock slid 7.7% from $13.00 to our selling price of $12.00. In April, the company recalled all models of its Fisher-Price Rock n’ Play sleepers, after the product was linked to over 30 infant deaths. This safety failure exposed key lapses in the company’s enterprise risk management systems and their tragic, real-world consequences. Given the risks of further reputational damage to the company’s brands amid ongoing product liability lawsuits, we sold all our shares.

NVIDIA subtracted 36 basis points from the Fund’s return, as its stock fell 8.4% from $179.56 to $164.23. The company makes graphics processing units (GPUs), which are customized chips central to gaming, machine learning and autonomous driving applications. The stock fell after sales to data centers disappointed for the third consecutive quarter. Management also withdrew its financial targets, dampening expectations that a demand recovery was imminent. We see upside to the stock as demand recovers and NVIDIA integrates its March purchase of computer networking company Mellanox Technologies.

Micron Technology cut 35 basis points from the Fund’s return, as its stock fell 6.6% from $41.33 to $38.59. Prices for Micron’s dynamic random-access memory chips (DRAMs) continued to decline, indicating that the memory market is oversupplied. The trade war with China and export ban on Chinese technology company Huawei also pressured the stock, since Huawei is a big customer of Micron’s. We believe the impact of the ban will be fleeting, as global supply chains have already begun to adjust. Long-term, demand from data centers and the Internet of Things (IoT) should drive sales of Micron’s vital chips for years to come.

Parnassus Endeavor Fund

As of June 30, 2019

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2019

Top 10 Holdings
(percentage of net assets)

Applied Materials Inc.	7.5%

Micron Technology Inc.	6.2%

Biogen Inc.	5.4%

Lam Research Corp.	5.2%

Gilead Sciences Inc.	5.1%

Regeneron Pharmaceuticals, Inc.	4.9%

NVIDIA Corp.	4.5%

Perrigo Co. plc	4.4%

QUALCOMM Inc.	4.4%

Hanesbrands Inc.	4.3%

Portfolio characteristics and holdings are subject to change periodically.

Our biggest winner this quarter was Qualcomm, the leading manufacturer of mobile phone chips. It contributed 110 basis points to the Fund’s return, as the stock soared from $57.03 to $76.07 for a total return of 34.6%. The stock saw its biggest one-day jump in nearly 20 years after Qualcomm reached an agreement with Apple to settle all litigation between the two companies worldwide. The years-long dispute centered around what royalties Apple should pay for the chip that powers the Apple iPhone. Ultimately, Apple paid Qualcomm for the chips it received, and further agreed to long-term license and supply agreements. Though Qualcomm’s victory was later tempered by antitrust rulings in the U.S. and EU, we applaud management’s commitment to R&D, and believe the stock has more upside in the years ahead.

Applied Materials increased the Fund’s return by 93 basis points, as its stock soared from $39.66 to $44.91, for a total return of 13.8%. Applied is the world’s leading supplier of manufacturing equipment, software and services for the semiconductor industry. Sales and profits came in better than feared, suggesting a stabilization in industry demand drivers such as high-performance computing, artificial intelligence and big data. Last month, Applied bought Japanese semiconductor manufacturing company Kokusai Electric to strengthen its position in the memory market in Asia. The deal’s sound strategic and financial merits also sent the stock higher.

Cummins, a leading maker of diesel engines for trucks, added 42 basis points to the Fund’s return. Its stock rose from $157.87 to $171.34, for a total return of 9.3%. Although total orders for Class 8 trucks fell during the first half of the year, the company’s profits grew due to an increase in off-highway sales and lower warranty charges. Profits were also less impacted by President Trump’s tariffs than initially feared, since the company had diversified some of its alternator production away from China.

Outlook and Strategy

Most of the short-term movements in the U.S. stock market over the past year have been caused by changes in U.S.-China economic relations. When relations appear to be improving, stocks move higher. When relations are deteriorating, stocks move lower, as happened in the fourth quarter of last year. Right now, relations are reasonably good, so the stock market is at an all-time high. The two sides are talking to each other, but there are significant fundamental differences that will be difficult to bridge. The U.S. wants a firm, written agreement that will allow Americans free access to the China market for manufactured goods, financial services and agricultural products. Xi Jinping is saying, “We’ll do all that, but we don’t need to write it all down. Just trust us.” The Americans are justifiably skeptical, pointing to the $400 billion-dollar trade deficit and all the restrictions that China places on American goods and services.

There are strong pressures on both leaders. The United States is a major market for Chinese products and an enormous percentage of the Chinese workforce is engaged in making products to send to America. The already-weakening Chinese economy could be thrown into a depression if America sharply decreases its imports from China. Although the U.S. could not manufacture most of the goods at the reasonable prices that we receive on Chinese imports, there are other countries that would love to fill the void—most notably Vietnam. The Vietnamese have developed the technology and the workforce to manufacture most of the items that America now imports from China. Xi Jinping realizes this and wants to settle the dispute, but he can’t appear weak or look like he’s capitulating to the Americans.

On the other hand, the American President faces pressures of his own. The Chinese have reduced the amount of U.S. agricultural products they import from the U.S.—most notably soy beans, which are an

Semiannual Report • 2019

important part of the Chinese diet. American farmers are feeling the pressure, and farm group representatives are talking to the Chinese right now to induce them to buy more American farm products. Most of the states in the U.S. farm belt are swing states. If conditions don’t improve, they would probably vote against Trump in the next election, and he is well aware of this.

Also, American industrial and financial firms want support to expand in China, and if Trump is unable to help them, he will lose their support. Right now, the Chinese have stacked the deck against American businesses, prohibiting entry into certain sectors and forcing technology transfers in advanced manufacturing. If Trump can’t wring significant concessions from the Chinese, the business community most likely will turn against him. Given this situation, both sides are highly motivated to make a deal.

How does all this relate to the stock market and the Parnassus Endeavor Fund? The U.S. stock market is trading at an all-time high, but the Parnassus Endeavor Fund is not. In our view, our stocks are trading far below their intrinsic value. For example, the price/earnings (P/E) ratio* of the S&P 500 is 20.5 times based on earnings for the last 12 months, while the P/E ratio for the stocks in the Parnassus Endeavor Fund is only 11.9 times last year’s earnings. This is an enormous difference, so it’s one indication that our stocks may outperform the market going forward, or at least it’s an indication that our stocks are selling at bargain prices compared to the market as a whole.

Right now, the American economy is very strong. Unemployment has been below 4% for more than a year now, and at 3.7%, it’s close to a historic low. Job growth is strong, with 224,000 new jobs created in June. Household income and spending are up, while consumer confidence is strong. Business investment has slowed down, but we suspect that’s because of the trade tensions with China and the stock market sell-off late last year.

For all the reasons we’ve outlined here, we expect the U.S. and China to reach an agreement. This should help to keep the economy moving along quite well, and it should help the stocks in the Parnassus Endeavor Fund.

Yours truly,

Jerome L. Dodson

Lead Portfolio Manager

Billy Hwan

Portfolio Manager

* Price/Earnings ratio is a ratio of a stock’s current price to its per-share earnings over the past 12 months.

Semiannual Report • 2019

Parnassus Mid Cap Fund

Ticker: Investor Shares - PARMX

Ticker: Institutional Shares - PFPMX

As of June 30, 2019, the net asset value (“NAV”) of the Parnassus Mid Cap Fund – Investor Shares was $35.15, so the total return for the quarter was a gain of 4.96%. This compares to a gain of 4.13% for the Russell Midcap Index (“Russell”) and a gain of 3.67% for the Lipper Multi-Cap Core Funds Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). For the first half of 2019, the Fund is up 21.80% compared to a gain of 21.35% for the Russell and 17.26% for the Lipper average.

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three-, five- and ten-year periods.

Parnassus Mid Cap Fund

	Average Annual Total Returns (%)

	for period ended June 30, 2019

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Mid Cap Fund – Investor Shares	12.00	12.10	9.55	14.67	1.02	0.99

Parnassus Mid Cap Fund – Institutional Shares	12.23	12.34	9.76	14.78	0.75	0.75

Russell Midcap Index	7.83	12.16	8.63	15.16	NA	NA

Lipper Multi-Cap Core Funds Average	6.22	12.11	7.78	12.71	NA	NA

The average annual total return for the Parnassus Mid Cap Fund – Institutional Shares from commencement (April 30, 2015) was 10.56%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2019, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Mid Cap Fund – Investor Shares and to 0.77% of net assets for the Parnassus Mid Cap Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2020, and may be continued indefinitely by the Adviser on a year-to-year basis.

Second Quarter Review

It was a volatile quarter for the Russell, but after the dust settled, the index posted a healthy gain. Mid-cap stocks jumped in April, as many index participants’ earnings reports topped muted expectations. The Russell slumped in May, when President Trump announced new tariffs on Chinese imports after talks with President Xi faltered. Sentiment shifted to positive in June, as investors focused on Federal Reserve Chairman Powell’s dovish interest rate remarks and signs of warmth between Trump and Xi. Overall, the Russell added over four percentage points to its annual return to reach a whopping 21.35% gain for the year-to-date. The Parnassus Mid Cap Fund – Investor Shares did better than its benchmarks during the quarter, beating the Russell by 83 basis points and the Lipper average by 129 basis points. (One basis point is 1/100th of one percent.)

From an allocation perspective, the Fund benefited from having an underweight position in energy stocks, the worst-performing sector in the benchmark, and an overweight allocation to industrial stocks, the second-best-performing sector in the benchmark. Conversely, the Fund’s overweight position in consumer staples stocks hurt performance, as this sector underperformed the Russell. The Fund’s underweight position in financials also hurt performance, as this was the best-performing sector in the Russell.

The Fund’s performance during the quarter was overwhelmingly the result of stock selection rather than sector allocation. The worst performer was Pentair, a leading manufacturer of water treatment and filtration systems. The stock sliced 45 basis points for the Fund’s return, as its shares sunk 16.0%. (For this report, we quote total return to the portfolio, which includes price change and dividends.) The cold and wet weather during the first quarter delayed pool construction activity in several key markets, which reduced sales in

Semiannual Report • 2019

the company’s high-margin pool segment. The inclement weather also negatively impacted the company’s agriculture sprayer business. As a result, management reduced its demand outlook and lowered its sales and earnings expectation for the year.

National Oilwell Varco, a global supplier of equipment and technology that helps companies safely and efficiently drill wells in complex geological formations, subtracted 43 basis points from the Fund’s return, as its stock fell 19.4%. The company’s customers reduced orders for oilfield equipment due to the sharp fall in oil prices late last year and the muted recovery this year. Given the industry headwinds and a challenging outlook, management announced new cost reduction initiatives to align its operating structure with the current market environment.

Iron Mountain, a leading document storage and data center provider, reduced the Fund’s return by 15 basis points, as its stock posted a 10.0% loss. The shares fell after the company delivered disappointing earnings, driven by higher-than-expected labor costs and corporate overhead expenses as the company invests in new initiatives to drive greater operational efficiencies. Management reaffirmed its annual earnings guidance, as it believes the cost-cutting measures recently put in place will begin to take effect during the second half of the year.

On the positive side, the largest contributor was Motorola Solutions, the leading global provider of mission-critical communications solutions. The stock contributed 86 basis points to the Fund’s return, as the stock rose 19.2% after management reported quarterly earnings that exceeded expectations and raised its annual guidance. Motorola’s land mobile radio systems, command center software and video security products continue to gain market share and attract new clients.

Cerner, the largest publicly traded health care IT company, added 84 basis points to the Fund’s return, as its total return was 28.5%. The shares moved higher after activist firm Starboard Value announced an investment in the company. Cerner reached an agreement with Starboard, committing to a target of 20% operating margins in the fourth quarter of 2019 and 22.5% in the fourth quarter of 2020. Additionally, Cerner agreed to repurchase $1.5 billion of stock and add four new directors to its board.

Our third big winner was Teleflex, a leading provider of medical products. The stock contributed 40 basis points to the Fund’s return, as the total return of its shares was 9.7%. The stock rose after the company delivered better than expected earnings, driven by robust demand for its minimally invasive urology products and broad-based growth in its interventional and catheter business. We believe the company has a long runway for growth, supported by its innovative product pipeline and further margin expansion.

Parnassus Mid Cap Fund

As of June 30, 2019

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2019

Top 10 Holdings
(percentage of net assets)

Motorola Solutions Inc.	4.5%

Hologic Inc.	4.2%

Teleflex Inc.	4.1%

Xylem Inc.	3.6%

Cerner Corp.	3.4%

First Horizon National Corp.	3.4%

Trimble Inc.	3.3%

Verisk Analytics Inc.	3.1%

Fiserv Inc.	2.9%

US Foods Holding Corp.	2.7%

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

The Russell’s year-to-date performance is impressive by almost any measure. As the bull market stretches into its eleventh year, with mid-cap stocks up almost 400% from trough to peak, many investors are asking, how long can the party last? It’s impossible to know precisely, but we do see trade tensions, geopolitical tensions, election-related volatility and slowing global growth as potential spoilers. At the same time, the U.S. economy is still growing, unemployment is very low and monetary policy remains accommodative.

Beyond investor apathy regarding the challenges mentioned above, our biggest concern is the market’s apparent certainty that interest rates will be cut significantly in the near term, which could set the stage for investor disappointment and market volatility if expectations aren’t met. Next is our concern about the valuation of mid-cap stocks, which trade at a price-to-earnings ratio above the 15-year average. Given all of this, our focus remains on owning businesses with asymmetric risk-reward opportunities that will outperform the benchmarks during varied economic cycles.

We continue to own fewer financial, energy and consumer discretionary stocks than the benchmarks, which we expect will position us well in the event of a downturn. Our largest overweights continue to be in the Industrials, consumer staples and health care sectors, with the latter two allocations adding to our defensive posture. Our largest concentration of stocks is in the industrials sector, and while this might seem to be a bet on economic expansion, our assets here are atypical because many enjoy visibility into revenue and earnings streams or secular tailwinds.

We took advantage of market movements during the quarter to initiate six new positions. The first is US Foods, the second-largest foodservice distributor in the United States. The company operates in an economically resilient industry, and there is significant room for the largest incumbents to gain share organically and through acquisitions. We like the company’s differentiated e-commerce platform, cost advantages and margin expansion opportunities. The stock also trades at a discount to its peers due to investor concerns about its pending acquisition of food distributor, Service Group of America. We believe these concerns are unwarranted, and that the deal will bolster US Food’s scale, expand the company’s access to private label products and increase penetration into new geographical markets.

We bought shares of Republic Services, one of the largest non-hazardous solid waste management and recycling providers in the U.S. We like the company’s long-term contracts, sticky customer base and low-cost position in its dominant markets. We believe that Republic’s investments in route optimization and digital self-service technologies, as well as its accretive acquisition plan, will support healthy earnings growth ahead.

We initiated a position in Burlington Stores, the third-largest retailer in the domestic off-price apparel and home goods market. Customers like this business because the value proposition is compelling relative to traditional department stores and specialty retailers. There are also opportunities for the new leadership to open new stores, improve store productivity and increase operating margins.

We purchased shares of Jack Henry & Associates, Inc., a leading player of mission-critical technology solutions and payment processing services primarily for financial services organizations. We believe, the company is well positioned to deliver steady growth and margin expansion, driven by a highly recurring revenue model, a continued shift toward its cloud-based technology platform solutions and a strong balance sheet.

Finally, we invested in two real estate companies. AvalonBay owns upscale apartment buildings in supply constrained, fast-growing markets. The company’s

Semiannual Report • 2019

high-quality portfolio generates durable revenue growth, which is boosted by its industry-leading development pipeline. AvalonBay’s downside should be limited by its conservative financial leverage and attractive dividend yield. Howard Hughes Corporation is an owner, operator and developer of real estate across the United States. The company’s portfolio includes unique, attractive assets in desirable locations such as the South Street Seaport in Manhattan and Ward Village in Hawaii. Howard Hughes also owns and develops what are effectively small cities such as The Woodlands in Houston and Summerlin in Las Vegas. Their dominant ownership of raw land and operating assets in these locations enables them to maximize the value of these assets with much less competition than typical developers. In late June, the company announced their intention to explore strategic alternatives to maximize value for shareholders.

We exited three stocks during the second quarter. We sold our remaining shares in IDT after Renesas completed the acquisition of the company. We exited National Oilwell Varco due to concerns about longer-term relevancy for the company’s products, bolstered by the perpetual delay in customers’ offshore spending. Finally, we sold Nielson due to our concerns about the company’s debt leverage and lack of progress with its turnaround efforts.

We’re pleased the Fund had a good quarter, but are more focused on providing longer-term outperformance. The Fund seeks to own high-quality businesses at good prices that can grow intrinsic value faster than our benchmarks over entire business cycles. We believe this strategy will help the Fund outperform the market over the long term, by participating in up-markets, limiting losses in down-markets and avoiding permanent capital losses in all market conditions.

Thank you for your investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny

Lead Portfolio Manager

Lori A. Keith

Portfolio Manager

Semiannual Report • 2019

Parnassus Fixed Income Fund

Ticker: Investor Shares - PRFIX

Ticker: Institutional Shares - PFPLX

As of June 30, 2019, the net asset value (“NAV”) of the Parnassus Fixed Income Fund – Investor Shares was $16.92, producing a gain for the quarter of 3.24% (including dividends). This compares to a gain of 3.08% for the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and a gain of 2.99% for the Lipper Core Bond Funds Average, which represents the average return of the funds followed by Lipper that invest at least 85% of assets in domestic investment-grade bonds (“Lipper average”). For the first half of 2019, the Fund posted a gain of 7.58%, as compared to a gain of 6.11% for the Barclays Aggregate Index and a gain of 6.29% for the Lipper average.

Below is a table comparing the performance of the Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For June 30, the 30-day subsidized SEC yield was 1.97%, and the unsubsidized SEC yield was 1.78%.

Parnassus Fixed Income Fund

	Average Annual Total Returns (%)

	for period ended June 30, 2019

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Fixed Income Fund – Investor Shares	8.61	2.49	2.71	3.45	0.86	0.68

Parnassus Fixed Income Fund – Institutional Shares	8.87	2.71	2.87	3.53	0.50	0.45

Bloomberg Barclays U.S. Aggregate Bond Index	7.87	2.31	2.95	3.89	NA	NA

Lipper Core Bond Funds Average	7.35	2.37	2.62	4.25	NA	NA

The average annual total return for the Parnassus Fixed Income Fund – Institutional Shares from commencement (April 30, 2015) was 2.91%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2019, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.48% of net assets for the Parnassus Fixed Income Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2020, and may be continued indefinitely by the Adviser on a year-to-year basis.

Second Quarter Review

We are very pleased with the performance of the Parnassus Fixed Income Fund – Investor Shares in the quarter, as it extended its gains from the first quarter. The Fund outperformed its Index by 16 basis points and its Lipper peer group by 25 basis points. Most importantly, the Fund is outperforming the index by 147 basis points so far this year. (One basis point is 1/100th of one percent.)

The Fund gained 85 basis points from its positive allocation across fixed income asset classes, as overweight positions in both Treasuries and Corporate bonds drove returns. Treasury yields fell in the quarter as investors became convinced that geopolitical tensions and slower economic growth will force the Federal Reserve to cut rates later in the year. At the same time, corporate bonds performed well on revenue and earnings strength.

Selection, or the individual bonds we chose, removed 56 basis points from the total return, almost entirely because the Fund held very few Securitized bonds. Securitized bonds were the worst-performing category in a great quarter for bonds. Even though the Fund was rewarded by holding overweight positions in the other two asset classes, divesting completely from the category impacted our attribution.

The top-performing asset class in the quarter was our Treasury bonds portfolio, as benchmark rates fell precipitously and prices rose. As an example, the 10-year Treasury note yield fell from 2.41% to 2.00% in the quarter. In addition to our overweight allocation to Treasury bonds, the Treasury portfolio also has a long

Semiannual Report • 2019

duration at 6.74 years versus 6.30 years, which means that it is more sensitive to interest rate movements.

Preferred stock issued by Sempra Energy was the top-performing corporate security. The shares gained 6.90% in the quarter and added 9 basis points to the total return. (For this report, we quote total return to the portfolio, which includes price change and dividends.) In a low-interest rate environment, these higher-yielding shares become more attractive and investor demand increases. We trimmed exposure to Sempra in the quarter as regulatory concerns continued and valuation spiked, though it continues to be a core holding.

Bonds issued by Disney also meaningfully lifted the total return, adding 7 basis points on a gain of 6.11%. In April, the company provided more detail about its long-awaited direct-to-consumer (DTC) products and overall strategy. This helped investors better appreciate the long-term potential of Disney+, ESPN+ and Hulu. The company also continues to show exceptional earnings growth driven by strength in its parks and studio businesses.

The worst-performing bonds in the quarter were issued by 3M, the industrial conglomerate. The bonds lost 2.21% and shaved 2 basis points from the total return. The company revised down its growth expectations again in the quarter, due to a slowdown in China and within its automotive and electronics businesses. This was the fourth consecutive reduction in annual guidance, and the deepest cut yet. Because of this outlook, and concerns about the company’s potential environment liabilities for historical production of per- and polyfluorinated substances (PFAS), we exited the position.

Bonds issued by CVS Health also underperformed in the quarter. The bonds lost 3.72% and removed 1 basis point from the total return. The company’s core business faces challenges, as drug prices are no longer accelerating and generic drug launches are slow. Given the intensely complicated acquisition, investors are concerned that the company will miss goals over the medium term. While we continue to believe that CVS has an opportunity to make substantial changes to the healthcare system, we exited the position in the quarter.

Parnassus Fixed Income Fund

As of June 30, 2019

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

During the quarter, we continued to reduce the Fund’s exposure to corporate securities, which removes some of its sensitivity to economic growth. The allocation to corporate securities decreased from 70% at the beginning of the year to 45% at the end of the quarter. A growing economy typically makes corporate securities more attractive, but valuations were rich and corporations hold historically high levels of debt, so it was an opportune time to reduce our exposure and protect our gains. Some positions were exited entirely, like CVS and 3M, but most of our positions were simply reduced.

The duration of the corporate bond portfolio is short at 5.98 years versus 7.53 years, which means that our portfolio is relatively less sensitive to interest rate movements than the corporate bonds within the Index. This also acts as an offset against the overweight allocation.

For an economy that’s growing, the Treasury market’s actions this quarter were unprecedented. Current rates imply a nearly 100% chance that the Federal Reserve

Semiannual Report • 2019

will cut interest rates by the end of the year. While some economic data were soft in the quarter—like the May jobs report—it’s important to remember that the Federal Reserve has two mandates: to maintain stable inflation and full employment. On both of those counts, the economy is doing well, so the market may be overstating the likelihood of a rate cut.

To set the portfolio’s allocation and duration, we continuously balance where the market is today relative to future opportunities. We consider a set of more than a dozen different paths of Treasury rates and corporate bond yields to determine the best mix of assets. Combined with our thorough ESG process, we believe this process works well in both times of growth and uncertainty.

Thank you for your investment in the Parnassus Fixed Income Fund.

Samantha D. Palm

Portfolio Manager

Semiannual Report • 2019

Responsible Investing Notes

In 2010, the United Nations formally recognized access to water and water sanitation as a human right. Member nations were called upon to provide financial resources, build infrastructure and transfer technologies to other countries to improve access to clean water. This water declaration made its way into the United Nations’ Millennium Development Goals (MDG), which were governmental goals aimed at eliminating extreme poverty. The MDG were later incorporated into the expanded Sustainable Development Goals.

The UN estimates that agriculture is the largest consumer of water, accounting for 70% of global water withdrawals and up to 90% in some arid countries.1 While these percentages are high, companies whose supply chains ultimately depend on agriculture have a significant opportunity to help alleviate water stress in countries facing extreme weather events.

Gap Inc., a leading global apparel retail company and a holding in the Parnassus Endeavor Fund, is one company that recognizes the water challenges its supply chain faces. Denim is a cotton-based fiber used in many popular clothing items that Gap sells. CEO Art Peck believes that the apparel industry wastes too much water and has tasked his company with finding new ways to limit its water impact. As a result, Gap is opening an R&D facility next year in Ahmedabad, India, that will partner with textile manufacturer Arvind Ltd. to develop new techniques to eliminate apparel manufacturing water waste. Gap is also investing in a new treatment facility near its Ahmedabad site that will recycle and reuse water rather than drawing more water from the nearby communities.

It is significant that Gap and other companies are pushing for better water management strategies in India. According to the World Bank, India is one of the

world’s most water-stressed countries. Over half of the country’s annual precipitation falls within 15 days. This concentration of heavy rains over very short periods of time results in large floods and severe droughts, with people and corporations competing for the same limited resource. Gap’s leadership recognizes the possibility of losing their social license to operate in India if they do not effectively manage their water consumption practices. Their Ahmedabad facility, partnership and investment are designed to support the continued operation of Gap’s supply chain in India.

India is only one part of Gap’s broader water stewardship strategy. In Gap’s most recent sustainability report, the company announced its 2020 global goal to reduce water use in its partner manufacturing processes by 10 billion liters, using 2014 as a baseline. That’s the equivalent of 4,000 Olympic-sized pools, or the daily drinking needs of 5 billion people. The company has also set several other short-, medium- and long-term targets to support this overarching goal. By 2020, Gap’s Athleta brand will make 25% of its products using techniques that save water. By 2022, Old Navy will make 100% of its denim products using techniques that save water. By 2025, Banana Republic will make 50% of its products using techniques that save water. In sum, Gap is making significant strides toward becoming increasingly water efficient, thus reducing the environmental impact of its operations—which is good for its business and good for society.

Thank you for your investment in the Parnassus Funds. It is a privilege to have you as an investor.

Iyassu Essayas

Director of ESG Research

1 United Nations (2018). Sustainable Development Goal 6 Synthesis Report 2018 on Water and Sanitation. New York.

Semiannual Report • 2019

Fund Expenses (unaudited)

As a shareholder of the Funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The Funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of January 1, 2019 through June 30, 2019.

Actual Expenses

In the example below, the first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may compare the ongoing costs of investing in the Fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these Funds. Therefore, the second line of each Fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Fund Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period
Parnassus Fund – Investor Shares: Actual*	0.85%	$1,000.00	$1,200.80	$4.64
Hypothetical (5% before expenses)	0.85%	$1,000.00	$1,020.58	$4.26
Parnassus Fund – Institutional Shares: Actual*	0.69%	$1,000.00	$1,201.60	$3.77
Hypothetical (5% before expenses)	0.69%	$1,000.00	$1,021.37	$3.46
Parnassus Core Equity Fund – Investor Shares: Actual*	0.87%	$1,000.00	$1,202.10	$4.75
Hypothetical (5% before expenses)	0.87%	$1,000.00	$1,020.48	$4.36
Parnassus Core Equity Fund – Institutional Shares: Actual*	0.63%	$1,000.00	$1,203.10	$3.44
Hypothetical (5% before expenses)	0.63%	$1,000.00	$1,021.67	$3.16
Parnassus Endeavor Fund – Investor Shares: Actual*	0.95%	$1,000.00	$1,183.20	$5.14
Hypothetical (5% before expenses)	0.95%	$1,000.00	$1,020.08	$4.76
Parnassus Endeavor Fund – Institutional Shares: Actual*	0.72%	$1,000.00	$1,184.50	$3.90
Hypothetical (5% before expenses)	0.72%	$1,000.00	$1,021.22	$3.61
Parnassus Mid Cap Fund – Investor Shares: Actual*	0.99%	$1,000.00	$1,218.00	$5.44
Hypothetical (5% before expenses)	0.99%	$1,000.00	$1,019.89	$4.96
Parnassus Mid Cap Fund – Institutional Shares: Actual*	0.75%	$1,000.00	$1,218.70	$4.13
Hypothetical (5% before expenses)	0.75%	$1,000.00	$1,021.08	$3.76
Parnassus Fixed Income Fund – Investor Shares: Actual*	0.68%	$1,000.00	$1,075.80	$3.50
Hypothetical (5% before expenses)	0.68%	$1,000.00	$1,021.42	$3.41

Semiannual Report • 2019

	Fund Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period
Parnassus Fixed Income Fund – Institutional Shares: Actual*	0.45%	$1,000.00	$1,076.40	$2.32
Hypothetical (5% before expenses)	0.45%	$1,000.00	$1,022.56	$2.26

* Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expense as a percentage of net assets for the six months ended June 30, 2019. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (181); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the financial highlights.

Semiannual Report • 2019

Parnassus Fund

Portfolio of Investments as of June 30, 2019 (unaudited)

Equities	Shares	Market Value ($)

Air Freight & Logistics (2.2%)
FedEx Corp.	128,946	21,171,644

Apparel & Luxury Goods (2.0%)
Nike Inc., Class B	229,943	19,303,715

Banks (4.9%)
First Horizon National Corp.	1,277,092	19,066,984
Signature Bank	225,975	27,306,819

		46,373,803

Biotechnology (2.4%)
Gilead Sciences Inc.	343,776	23,225,506

Capital Markets (2.7%)
CME Group Inc.	129,566	25,150,056

Chemicals (6.4%)
Linde plc	175,000	35,140,000
PPG Industries Inc.	217,002	25,326,303

		60,466,303

Communications Equipments (5.1%)
Motorola Solutions Inc.	288,079	48,031,412

Electronic Equipment Communications (3.1%)
Trimble Inc. [q]	646,590	29,167,675

Equity Real Estate Investment Trusts (4.1%)
AvalonBay Communities Inc.	90,430	18,373,567
Public Storage	85,222	20,297,324

		38,670,891

Food & Staples Retailing (2.4%)
Sysco Corp.	320,666	22,677,500

Food Products (4.8%)
Mondelez International Inc., Class A	842,990	45,437,161

Health Care Equipment (6.1%)
Dentsply Sirona Inc.	445,361	25,991,268
Hologic Inc. [q]	662,051	31,791,689

		57,782,957

Health Care Provider & Services (2.1%)
CVS Health Corp.	364,838	19,880,023

Health Care Technology (3.5%)
Cerner Corp.	455,794	33,409,700

Equities	Shares	Market Value ($)

Insurance (1.9%)
Progressive Corp.	221,421	17,698,180

Interactive Media & Services (3.6%)
Alphabet Inc., Class A q	32,038	34,690,746

IT Services (7.9%)
Alliance Data Systems Corp.	309,429	43,360,286
Cognizant Technology Solutions Corp.	491,303	31,143,697

		74,503,983

Pharmaceuticals (2.8%)
Novartis AG (ADR) [q]	287,322	26,235,372

Professional Services (4.4%)
Thomson Reuters Corp. [l]	644,384	41,536,993

Real Estate Management & Development (1.2%)
Howard Hughes Corp.	95,918	11,878,485

Road & Rail (2.3%)
Old Dominion Freight Lines Inc.	145,901	21,777,183

Semiconductor Equipment (3.9%)
Monolithic Power Systems Inc.	112,827	15,319,650
NVIDIA Corp.	131,873	21,657,503

		36,977,153

Snack & Juice Bars (3.6%)
Starbucks Corp.	407,755	34,182,102

Software (10.4%)
Adobe Systems Inc. [q]	71,021	20,926,338
Cadence Design Systems Inc. [q]	592,966	41,987,922
Microsoft Corp.	262,828	35,208,439

		98,122,699

Trading Companies & Distributors (2.7%)
Air Lease Corp.	621,213	25,680,945

Wireless Telecom Services (2.9%)
T-Mobile US Inc. [q]	372,637	27,627,307

Total investment in equities (99.4%) (cost $796,030,415)		941,659,494

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2019

Parnassus Fund

Portfolio of Investments as of June 30, 2019 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Beneficial State Bank	1.65%	01/15/2020	250,000	244,548

Certificates of Deposit Account Registry Service (0.1%) a
CDARS agreement with Beneficial State Bank, dated 03/14/2019 Participating depository institutions: Bank of Weston, par 238,500; City First Bank of D.C., N.A., par 238,500; MainStreet Bank, par 23,000; (cost $485,989)	1.52%	03/12/2020	500,000	485,989

Community Development Loans (0.1%) a
BlueHub Loan Fund	1.00%	04/15/2020	100,000	95,262
BlueHub Loan Fund	1.00%	04/15/2020	100,000	95,262
Root Capital Loan Fund	1.25%	02/01/2020	100,000	96,450
TMC Development Working Solutions	1.00%	05/25/2020	100,000	94,606
Vermont Community Loan Fund	1.00%	10/15/2019	100,000	98,258

				479,838

Time Deposits (2.5%)
BBH Cash Management Service
Citibank, New York	1.76%	07/01/2019	24,128,915	24,128,915

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (0.8%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	2.31%			7,225,925

Total Short-Term Securities (3.5%) (cost $32,565,215)				32,565,215

Total securities (102.9%) (cost $828,595,630)				974,224,709

Payable upon return of securities loaned (-0.8%)				(7,225,925)

Other assets and liabilities (-2.1%)				(20,032,646)

Total net assets (100.0%)				946,966,138

q This security is non-income producing.
l This security, or partial position of this security, was on loan at June 30, 2019. The total value of the securities on loan at June 30, 2019 was $7,058,877.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

plc Public Limited Company
ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2019

Parnassus Core Equity Fund

Portfolio of Investments as of June 30, 2019 (unaudited)

Equities	Shares	Market Value ($)

Air Freight & Logistics (2.9%)
FedEx Corp.	3,033,106	498,005,674

Apparel & Luxury Goods (2.8%)
VF Corp.	5,551,109	484,889,371

Banks (1.4%)
First Republic Bank	2,406,461	234,990,917

Biotechnology (2.0%)
Gilead Sciences Inc.	5,041,968	340,635,358

Capital Markets (4.0%)
Charles Schwab Corp.	5,571,108	223,902,831
CME Group Inc.	2,391,364	464,187,666

		688,090,497

Chemicals (6.3%)
Linde plc	3,340,778	670,828,222
PPG Industries Inc.	3,572,144	416,904,926

		1,087,733,148

Commercial Services & Supplies (3.1%)
Waste Management Inc.	4,511,588	520,501,908

Communications Equipment (2.6%)
Motorola Solutions Inc.	2,626,129	437,854,488

Consumer Finance (3.5%)
American Express Co.	4,855,099	599,313,421

Electronic Equipment Communications (1.6%)
Trimble Inc. [q]	5,882,678	265,367,605

Equity Real Estate Investment Trusts (4.5%)
AvalonBay Communities Inc.	807,560	164,080,041
Digital Realty Trust Inc.	2,187,533	257,669,512
Iron Mountain Inc.	5,307,077	166,111,510
Public Storage	713,332	169,894,282

		757,755,345

Food & Staples Retailing (5.8%)
Costco Wholesale Corp.	2,010,893	531,398,584
Sysco Corp.	6,446,727	455,912,533

		987,311,117

Food Products (2.0%)
Mondelez International Inc., Class A	6,227,382	335,655,890

Equities	Shares	Market Value ($)

Health Care Equipment (6.1%)
Danaher Corp.	4,242,693	606,365,684
Hologic Inc. [q]	8,813,027	423,201,557

		1,029,567,241

Health Care Providers & Services (2.0%)
CVS Health Corp.	6,183,432	336,935,210

Health Care Technology (3.1%)
Cerner Corp. [q]	7,173,550	525,821,215

Household Products (5.8%)
The Clorox Company	3,579,544	548,063,982
The Procter & Gamble Co.	4,009,955	439,691,566
WD-40 Co.	44,347	7,052,947

		994,808,495

Interactive Media & Services (2.0%)
Alphabet Inc., Class A q	309,801	335,452,523

IT Services (3.5%)
Mastercard Inc., Class A	2,274,275	601,613,966

Machinery (5.3%)
Deere & Co.	2,125,278	352,179,817
Pentair plc	5,071,456	188,658,163
Xylem Inc.	4,302,734	359,880,672

		900,718,652

Media (5.1%)
The Walt Disney Co.	6,223,534	869,054,288

Professional Services (3.0%)
Verisk Analytics Inc. [q]	3,538,461	518,242,998

Semiconductor Equipment (1.9%)
NVIDIA Corp.	1,918,356	315,051,606

Snack & Juice Bars (2.2%)
Starbucks Corp.	4,526,390	379,447,274

Software (12.3%)
Cadence Design Systems Inc. [q]	7,663,511	542,653,214
Microsoft Corp.	7,674,898	1,028,129,336
Synopsys Inc. [q]	4,062,533	522,807,372

		2,093,589,922

Technology Hardware (2.2%)
Apple Inc.	1,848,717	365,898,066

Total investment in equities (97.0%) (cost $12,100,695,221)		16,504,306,195

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2019

Parnassus Core Equity Fund

Portfolio of Investments as of June 30, 2019 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Self-Help Federal Credit Union	1.85%	10/15/2019	250,000	247,096
Urban Partnership Bank	0.30%	09/24/2019	250,000	247,672

				494,768

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Beneficial State Bank, dated 03/14/2019 Participating depository institutions: Bank of Weston, par 238,500; Central Savings Bank, par 201,524; City First Bank of D.C., N.A., par 238,500; CUSB Bank, par 50,000; Harford Bank, par 166,909; Illinois National Bank, par 238,500; MainStreet Bank, par 238,500; National Bank of St. Anne, par 238,500; Relyance Bank, par 102,925; Resource Bank, par 51,229; State Bank of Southern Utah, par 234,913; (cost $1,943,956)	1.52%	03/12/2020	2,000,000	1,943,956

Community Development Loans (0.1%) a
BlueHub Loan Fund	1.00%	04/15/2020	100,000	95,262
MicroVest Plus, LP Note	2.25%	12/15/2019	7,500,000	7,294,672
New Hampshire Community Loan Fund	1.00%	07/31/2019	500,000	497,534
Root Capital Loan Fund	1.25%	02/01/2020	200,000	192,899
TMC Development Working Solutions	1.00%	05/25/2020	100,000	94,606
Vermont Community Loan Fund	1.00%	04/15/2020	100,000	95,262

				8,270,235

Time Deposits (3.2%)
BBH Cash Management Service
Banco Santander, Madrid	1.76%	07/01/2019	116,407,726	116,407,726
Citibank, New York	1.76%	07/01/2019	130,491,283	130,491,283
JPMorgan Chase, New York	1.76%	07/01/2019	300,000,000	300,000,000

				546,899,009

Total Short-Term Securities (3.3%) (cost $557,607,968)				557,607,968

Total securities (100.3%) (cost $12,658,303,189)				17,061,914,163

Other assets and liabilities (-0.3%)				(44,912,387)

Total net assets (100.0%)				17,017,001,776

q This security is non-income producing.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2019

Parnassus Endeavor Fund

Portfolio of Investments as of June 30, 2019 (unaudited)

Equities	Shares	Market Value ($)

Airlines (1.3%)
Alaska Air Group Inc.	800,000	51,128,000

Apparel & Luxury Goods (4.3%)
Hanesbrands Inc.	10,000,000	172,200,000

Biotechnology (17.0%)
AbbVie Inc.	880,000	63,993,600
Biogen Inc. [q]	925,000	216,329,750
Gilead Sciences Inc.	3,000,000	202,680,000
Regeneron Pharmaceuticals Inc. [q]	625,000	195,625,000

		678,628,350

Capital Markets (3.1%)
Charles Schwab Corp.	3,100,000	124,589,000

Consumer Finance (4.0%)
American Express Co.	700,000	86,408,000
Capital One Financial Corp.	825,000	74,860,500

		161,268,500

Electronic Equipment Instruments (2.4%)
IPG Photonics Corp. [q]	620,000	95,635,000

Health Care Equipment (2.2%)
Hologic Inc. [q]	1,800,000	86,436,000

Health Care Products (4.4%)
Perrigo Co. plc	3,700,000	176,194,000

Interactive Media & Services (1.4%)
Alphabet Inc., Class A q	50,000	54,140,000

Equities	Shares	Market Value ($)

IT Services (8.4%)
Alliance Data Systems Corp.	1,100,000	154,143,000
International Business Machine Corp.	1,000,000	137,900,000
Mastercard Inc., Class A	160,000	42,324,800

		334,367,800

Machinery (4.2%)
Cummins Inc.	972,500	166,628,150

Retail (3.9%)
The Gap Inc.	8,700,000	156,339,000

Semiconductor Equipment (27.8%)
Applied Materials Inc.	6,700,000	300,897,000
Lam Research Corp.	1,100,000	206,624,000
Micron Technology Inc. [q]	6,400,000	246,976,000
NVIDIA Corp.	1,100,000	180,653,000
QUALCOMM Inc.	2,300,000	174,961,000

		1,110,111,000

Software (2.4%)
Autodesk Inc. [q]	600,000	97,740,000

Technology Hardware (1.2%)
Apple Inc.	250,000	49,480,000

Total investment in equities (88.0%) (cost $3,267,806,357)		3,514,884,800

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2019

Parnassus Endeavor Fund

Portfolio of Investments as of June 30, 2019 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Urban Partnership Bank	0.30%	02/03/2020	250,000	244,028

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Beneficial State Bank, dated 03/14/2019 Participating depository institutions: Bank of Weston, par 238,500; City First Bank of D.C., N.A., par 238,500; MainStreet Bank, par 23,000; (cost $485,989)	1.52%	03/12/2020	500,000	485,989

Community Development Loans (0.0%) a
Root Capital Loan Fund	1.25%	02/01/2020	100,000	96,450
TMC Development Working Solutions	1.00%	05/25/2020	100,000	94,606

				191,056

Time Deposits (12.2%)
BBH Cash Management Service
ANZ, London	1.76%	07/01/2019	197,741,536	197,741,536
BBVA, Madrid	1.76%	07/01/2019	136,679,992	136,679,992
BBVA, Madrid	1.76%	07/01/2019	150,395,347	150,395,347

				484,816,875

Total Short-Term Securities (12.2%) (cost $485,737,948)				485,737,948

Total securities (100.2%) (cost $3,753,544,305)				4,000,622,748

Other assets and liabilities (-0.2%)				(7,045,024)

Total net assets (100.0%)				3,993,577,724

q This security is non-income producing.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2019

Parnassus Mid Cap Fund

Portfolio of Investments as of June 30, 2019 (unaudited)

Equities	Shares	Market Value ($)

Air Freight & Logistics (1.8%)
Expeditors International of Washington Inc.	873,285	66,247,400

Apparel & Luxury Goods (4.8%)
Hanesbrands Inc.	5,834,061	100,462,530
VF Corp.	940,715	82,171,455

		182,633,985

Banks (5.4%)
First Horizon National Corp.	8,514,508	127,121,604
First Republic Bank	772,693	75,453,471

		202,575,075

Capital Markets (2.3%)
SEI Investments Co.	1,529,420	85,800,462

Chemicals (4.5%)
Axalta Coating Systems Ltd. [q]	3,059,716	91,087,745
Ecolab Inc.	391,918	77,380,290

		168,468,035

Commercial Services & Supplies (3.9%)
Republic Services Inc.	1,076,945	93,306,515
Waste Management Inc.	450,755	52,003,604

		145,310,119

Communications Equipment (4.5%)
Motorola Solutions Inc.	1,023,925	170,719,015

Diversified Telecom Services (0.9%)
Zayo Group Holdings Inc. [q]	1,070,061	35,215,708

Electronic Equipment Communications (3.3%)
Trimble Inc. [q]	2,750,329	124,067,341

Equity Real Estate Investment Trusts (7.1%)
AvalonBay Communities Inc.	395,060	80,268,291
Digital Realty Trust Inc.	631,127	74,340,449
Iron Mountain Inc.	1,214,213	38,004,867
Public Storage	316,261	75,323,882

		267,937,489

Food & Staples Retailing (4.6%)
Sysco Corp.	998,130	70,587,754
US Foods Holding Corp. [q]	2,877,031	102,882,629

		173,470,383

Food Products (2.2%)
McCormick & Co.	538,015	83,397,705

Gas Utilities (1.2%)
Northwest Natural Holdings Co.	677,378	47,077,771

Equities	Shares	Market Value ($)

Health Care Equipment (10.0%)
Dentsply Sirona Inc.	1,107,778	64,649,924
Hologic Inc. [q]	3,273,516	157,194,238
Teleflex Inc.	472,255	156,387,243

		378,231,405

Health Care Technology (3.4%)
Cerner Corp.	1,774,905	130,100,537

Household Products (2.6%)
The Clorox Company	649,975	99,517,672

Insurance (1.1%)
First American Financial Corp.	751,369	40,348,515

Internet & Catalog Retail (2.0%)
eBay Inc.	1,924,747	76,027,507

IT Services (4.9%)
Fiserv Inc. [q]	1,217,651	111,001,065
Jack Henry & Associates Inc.	541,009	72,451,925

		183,452,990

Machinery (8.3%)
Fortive Corp.	973,731	79,378,551
Pentair plc	2,586,328	96,211,402
Xylem Inc.	1,630,349	136,362,390

		311,952,343

Media (1.4%)
Shaw Communications Inc., Class B	2,637,039	53,742,855

Multi-Utilities (1.4%)
MDU Resources Group Inc.	2,070,378	53,415,752

Professional Services (4.6%)
Thomson Reuters Corp.	875,536	56,437,051
Verisk Analytics Inc.	809,522	118,562,595

		174,999,646

Real Estate Management & Development (1.0%)
Howard Hughes Corp. [q]	303,648	37,603,768

Retail (2.1%)
Burlington Stores Inc. [q]	459,776	78,230,886

Software (6.1%)
ACI Worldwide Inc. [q]	1,863,944	64,007,837
Cadence Design Systems Inc. [q]	1,091,905	77,317,793
Synopsys Inc. [q]	680,839	87,617,171

		228,942,801

Total investment in equities (95.4%) (cost $2,985,622,582)		3,599,487,165

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2019

Parnassus Mid Cap Fund

Portfolio of Investments as of June 30, 2019 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.1%) a
Beneficial State Bank	1.65%	03/27/2020	250,000	242,622
Beneficial State Bank	1.65%	04/25/2020	250,000	241,831
Urban Partnership Bank	0.30%	03/22/2020	250,000	242,732

				727,185

Time Deposits (4.7%)
BBH Cash Management Service
ANZ, London	1.76%	07/01/2019	102,258,464	102,258,464
Citibank, New York	1.76%	07/01/2019	76,063,259	76,063,259

				178,321,723

Total Short-Term Securities (4.8%) (cost $179,048,908)				179,048,908

Total securities (100.2%) (cost $3,164,671,490)				3,778,536,073

Other assets and liabilities (-0.2%)				(6,866,170)

Total net assets (100.0%)				3,771,669,903

q This security is non-income producing.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2019

Parnassus Fixed Income Fund

Portfolio of Investments as of June 30, 2019 (unaudited)

Preferred Stocks	Interest Rate	Maturity Date	Shares	Market Value ($)

Equity Real Estate Investment Trusts (1.0%)
Public Storage	5.15%	06/02/2022	91,127	2,276,352

Multi-Utilities (1.3%)
Sempra Energy	6.00%	01/15/2021	25,000	2,787,250

Total investment in preferred stocks (2.3%) (cost $4,785,483)				5,063,602

Commercial Mortgage-Backed Securities			Principal Amount ($)
JP Morgan Mortgage Trust Series 2011-C4, Class A4	4.39%	07/15/2046	974,669	1,006,705
UBS-Barclays Mortgage Trust Series 2012-C2, Class A3	3.06%	05/10/2063	546,524	551,198

Total investment in commercial mortgage-backed securities (0.7%) (cost $1,542,393)				1,557,903

Corporate Bonds

Air Freight & Logistics (1.2%)
FedEx Corp.	4.75%	11/15/2045	2,500,000	2,617,700

Airlines (0.5%)
Southwest Air 07-1 Trust	6.15%	08/01/2022	915,879	968,404

Apparel & Luxury Goods (2.3%)
Hanesbrands Inc.	4.63%	05/15/2024	2,000,000	2,076,400
VF Corp.	3.50%	09/01/2021	3,000,000	3,076,485

				5,152,885

Auto Components (1.4%)
APTIV plc	4.25%	01/15/2026	3,000,000	3,155,043

Building Products (1.2%)
Masco Corp.	4.45%	04/01/2025	2,500,000	2,662,542

Capital Markets (1.4%)
Charles Schwab Corp.	3.45%	02/13/2026	3,000,000	3,139,644

Chemicals (1.4%)
Praxair Inc.	3.20%	01/30/2026	2,977,000	3,108,875

Commercial Services & Supplies (1.4%)
Waste Management Inc.	3.50%	05/15/2024	1,500,000	1,573,819
Waste Management Inc.	3.15%	11/15/2027	1,500,000	1,548,885

				3,122,704

Consumer Finance (1.4%)
Mastercard Inc.	3.38%	04/01/2024	3,000,000	3,167,658

Containers & Packaging (1.2%)
Sealed Air Corp.	5.25%	04/01/2023	2,500,000	2,625,000

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2019

Parnassus Fixed Income Fund

Portfolio of Investments as of June 30, 2019 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Energy Equipment & Services (0.4%)
National Oilwell Varco Inc.	3.95%	12/01/2042	1,000,000	866,382

Equity Real Estate Investment Trusts (1.9%)
Iron Mountain Inc.	6.00%	08/15/2023	2,000,000	2,055,000
Regency Centers LP	3.75%	06/15/2024	2,000,000	2,083,284

				4,138,284

Food & Staples Retailing (2.6%)
Costco Wholesale Corp.	3.00%	05/18/2027	3,000,000	3,103,080
Mondelez International Inc.	4.13%	05/07/2028	2,500,000	2,699,842

				5,802,922

Health Care Equipment (2.6%)
Danaher Corp.	3.35%	09/15/2025	3,000,000	3,139,971
Hologic Inc.	4.38%	10/15/2025	2,500,000	2,534,375

				5,674,346

Hotel Restaurant & Leisure (0.9%)
Hilton Worldwide Finance LLC	4.63%	04/01/2025	2,000,000	2,047,500

Household Products (2.4%)
The Clorox Company	3.50%	12/15/2024	2,500,000	2,617,660
The Procter & Gamble Co.	2.85%	08/11/2027	2,500,000	2,590,855

				5,208,515

Industrial Conglomerates (1.4%)
Pentair Finance SA	3.15%	09/15/2022	3,050,000	3,056,716

Interactive Media & Services (1.1%)
Alphabet Inc.	2.00%	08/15/2026	2,500,000	2,434,497

Life Sciences Tools & Services (1.4%)
Agilent Technologies Inc.	3.05%	09/22/2026	3,000,000	3,027,522

Machinery (2.0%)
Fortive Corp.	3.15%	06/15/2026	2,000,000	1,994,250
Xylem Inc.	3.25%	11/01/2026	2,500,000	2,517,283

				4,511,533

Media (1.2%)
The Walt Disney Co. l	2.95%	06/15/2027	2,500,000	2,609,223

Multiline Retail (0.9%)
Nordstrom Inc.	4.00%	03/15/2027	2,000,000	2,025,682

Pharmaceuticals (1.2%)
Merck & Co. Inc.	3.40%	03/07/2029	2,500,000	2,660,963

Snack & Juice Bars (1.1%)
Starbucks Corp.	2.45%	06/15/2026	2,500,000	2,474,260

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2019

Parnassus Fixed Income Fund

Portfolio of Investments as of June 30, 2019 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Software (5.4%)
Adobe Systems Inc.	3.25%	02/01/2025	2,500,000	2,607,150
Autodesk Inc.	4.38%	06/15/2025	2,500,000	2,658,293
Cadence Design Systems Inc.	4.38%	10/15/2024	2,500,000	2,659,653
Microsoft Corp.	2.40%	08/08/2026	1,500,000	1,507,584
Microsoft Corp.	4.25%	02/06/2047	2,000,000	2,356,800

				11,789,480

Technology Hardware (1.4%)
Apple Inc.	2.85%	02/23/2023	2,000,000	2,047,974
Apple Inc.	4.38%	05/13/2045	1,000,000	1,139,738

				3,187,712

Transportation & Infrastructure (1.2%)
Burlington Northern Santa Fe Corp.	3.85%	09/01/2023	2,500,000	2,657,800

Total investment in corporate bonds (42.5%) (cost $90,847,403)				93,893,792

Supranational Bonds
International Bank for Reconstruction & Development	3.13%	11/20/2025	4,000,000	4,273,100
International Finance Corp.	2.00%	10/24/2022	4,000,000	5,032,470
International Finance Corp.	2.13%	04/07/2026	4,000,000	4,040,912

Total investment in supranational bonds (6.0%) (cost $12,700,546)				13,346,482

U.S. Government Treasury Bonds
U.S. Treasury	1.75%	09/30/2019	2,000,000	1,997,890
U.S. Treasury	1.38%	12/15/2019	2,000,000	1,993,672
U.S. Treasury	1.88%	06/30/2020	2,000,000	1,998,282
U.S. Treasury	2.88%	10/31/2020	2,000,000	2,026,016
U.S. Treasury	2.25%	03/31/2021	3,000,000	3,023,319
U.S. Treasury	2.38%	03/15/2022	3,000,000	3,053,439
U.S. Treasury	1.88%	08/31/2022	2,000,000	2,008,984
U.S. Treasury	2.50%	03/31/2023	2,000,000	2,055,782
U.S. Treasury	2.88%	10/31/2023	3,000,000	3,140,742
U.S. Treasury	2.50%	01/31/2024	5,000,000	5,164,065
U.S. Treasury	2.38%	02/29/2024	2,000,000	2,056,328
U.S. Treasury	2.13%	03/31/2024	3,000,000	3,050,157
U.S. Treasury	2.25%	11/15/2024	3,000,000	3,069,843
U.S. Treasury	2.25%	11/15/2025	3,000,000	3,072,306
U.S. Treasury	2.63%	01/31/2026	2,000,000	2,095,078
U.S. Treasury	2.00%	11/15/2026	3,000,000	3,022,851
U.S. Treasury	2.25%	02/15/2027	2,000,000	2,049,532
U.S. Treasury	2.38%	05/15/2027	3,000,000	3,101,601
U.S. Treasury	2.25%	08/15/2027	3,000,000	3,072,774
U.S. Treasury	2.75%	02/15/2028	6,000,000	6,379,686
U.S. Treasury	2.88%	05/15/2028	3,000,000	3,221,367
U.S. Treasury	2.88%	08/15/2028	3,000,000	3,223,827
U.S. Treasury	3.13%	11/15/2028	4,000,000	4,387,344
U.S. Treasury	2.63%	02/15/2029	5,000,000	5,272,655

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2019

Parnassus Fixed Income Fund

Portfolio of Investments as of June 30, 2019 (unaudited) (continued)

U.S. Government Treasury Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)
U.S. Treasury	3.50%	02/15/2039	2,000,000	2,375,704
U.S. Treasury	3.13%	11/15/2041	2,000,000	2,238,438
U.S. Treasury	3.00%	08/15/2048	2,000,000	2,193,438
U.S. Treasury	3.00%	02/15/2049	4,000,000	4,393,124
U.S. Treasury (TIPS)	0.63%	07/15/2021	1,133,640	1,140,622
U.S. Treasury (TIPS)	0.13%	01/15/2022	1,128,870	1,121,773
U.S. Treasury (TIPS)	0.38%	07/15/2025	1,077,420	1,089,181
U.S. Treasury (TIPS)	1.75%	01/15/2028	1,219,610	1,367,065

Total investment in U.S. government treasury bonds (40.5%) (cost $85,344,255)				89,456,885

Total investment in long-term securities (92.0%) (cost $195,220,080)				203,318,664

Short-Term Securities

Time Deposits (5.9%)
BBH Cash Management Service
BBVA, Madrid	1.76%	07/01/2019	12,924,660	12,924,660

U.S. Treasury Bill (1.3%)
U.S. Treasury Bill	0.00%	03/26/2020	3,000,000	2,947,358

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (1.2%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	2.31%			2,625,225

Total Short-Term Securities (8.4%) (cost $18,497,243)				18,497,243

Total securities (100.4%) (cost $213,717,323)				221,815,907

Payable upon return of securities loaned (-1.2%)				(2,625,225)

Other assets and liabilities (0.8%)				1,655,030

Total net assets (100.0%)				220,845,712

l This security, or partial position of this security, was on loan at June 30, 2019. The total value of the securities on loan at June 30, 2019 was $2,573,688.

plc Public Limited Company
LP Limited Partnership
TIPS Treasury Inflation Protected Security

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2019

Statement of Assets and Liabilities

June 30, 2019 (unaudited)

	Parnassus Fund	Parnassus Core Equity Fund

Assets

Investments in stocks and bonds, at market value (cost $796,030,415, $12,100,695,221, $3,267,806,357, $2,985,622,582, $195,220,080)	$941,659,494	$16,504,306,195

Investments in short-term securities

(at cost which approximates market value)	32,565,215	557,607,968

Receivables

Investment securities sold	-	39,394,601

Dividends and interest	1,069,908	13,860,636

Capital shares sold	112,060	15,012,394

Other assets	24	78,324

Total assets	$975,406,701	$17,130,260,118

Liabilities

Payable upon return of loaned securities	7,225,925	-

Payable for investment securities purchased	15,983,780	91,535,043

Capital shares redeemed	4,995,557	18,353,633

Distributions payable	-	1,332,793

Accounts payable and accrued expenses	235,301	2,036,873

Total liabilities	$28,440,563	$113,258,342

Net assets	$946,966,138	$17,017,001,776

Net assets consist of

Capital paid-in	795,873,935	11,912,172,857

Total Distributable Earnings	151,092,203	5,104,828,919

Total net assets	$946,966,138	$17,017,001,776

Net asset value and offering per share

Net assets investor shares	$782,732,598	$9,477,911,140

Net assets institutional shares	$164,233,540	$7,539,090,636

Shares outstanding investor shares	16,077,832	202,972,483

Shares outstanding institutional shares	3,373,391	161,223,498

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$48.68	$46.70

Institutional shares	$48.69	$46.76

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2019

Parnassus Endeavor Fund	Parnassus Mid Cap Fund	Parnassus Fixed Income Fund

$3,514,884,800	$3,599,487,165	$203,318,664

485,737,948	179,048,908	18,497,243

-	58,575,195	-

2,164,186	4,873,676	1,522,837

1,652,875	3,634,798	817,716

60,966	7,418	22,909

$4,004,500,775	$3,845,627,160	$224,179,369

-	-	2,625,225

-	70,148,326	-

10,132,964	3,433,927	605,364

-	-	19,750

790,087	375,004	83,318

$10,923,051	$73,957,257	$3,333,657

$3,993,577,724	$3,771,669,903	$220,845,712

3,811,297,585	3,092,608,582	216,225,141

182,280,139	679,061,321	4,620,571

$3,993,577,724	$3,771,669,903	$220,845,712

$2,938,941,147	$2,187,178,942	$160,124,729

$1,054,636,577	$1,584,490,961	$60,720,983

86,045,257	62,232,043	9,466,382

30,821,400	44,985,766	3,590,433

$34.16	$35.15	$16.92

$34.22	$35.22	$16.91

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2019

Statement of Operations

Six Months Ended June 30, 2019 (unaudited)

	Parnassus Fund	Parnassus Core Equity Fund

Investment income

Dividends	$7,494,998	$123,845,255

Interest	205,727	5,113,444

Securities lending	18,341	4,461

Foreign witholding tax	(223,528)	-

Total investment income	$7,495,538	$128,963,160

Expenses

Investment advisory fees	2,848,168	47,250,478

Transfer agent fees

Investor shares	119,055	170,602

Institutional shares	4,725	23,069

Fund administration	147,014	2,579,527

Service provider fees	508,078	10,266,639

Reports to shareholders	32,534	490,986

Registration fees and expenses	32,998	133,846

Custody fees	7,136	180,191

Professional fees	35,463	143,204

Trustee fees and expenses	9,128	158,885

Proxy voting fees	2,825	2,825

Pricing service fees	2,367	2,867

Other expenses	6,566	96,581

Total expenses	$3,756,057	$61,499,700

Fees waived by Parnassus Investments	-	-

Net expenses	$3,756,057	$61,499,700

Net investment gain	$3,739,481	$67,463,460

Realized and unrealized gain (loss) on investments

Net realized gain (loss) from securities transactions	15,658,773	656,000,731

Net change in unrealized appreciation of securities	146,562,893	2,238,343,185

Net realized and unrealized gain on securities	$162,221,666	$2,894,343,916

Net increase in net assets resulting from operations	$165,961,147	$2,961,807,376

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2019

Parnassus Endeavor Fund	Parnassus Mid Cap Fund	Parnassus Fixed Income Fund

$32,146,929	$24,456,051	$158,319

3,113,798	1,805,426	3,167,728

34,206	20,574	53,740

-	(300,941)	-

$35,294,933	$25,981,110	$3,379,787

13,681,395	11,844,714	524,147

95,125	77,800	31,868

5,205	3,758	1,504

653,593	529,042	33,539

3,624,329	2,176,363	143,605

205,658	144,630	12,556

175,894	88,634	18,690

51,945	33,905	5,034

83,705	41,058	14,799

40,866	30,193	2,362

2,825	2,825	-

2,367	2,367	4,091

30,472	18,048	2,036

$18,653,379	$14,993,337	$794,231

(388,828)	(46,902)	(144,646)

$18,264,551	$14,946,435	$649,585

$17,030,382	$11,034,675	$2,730,202

52,312,487	45,201,525	(979,194)

599,378,451	579,532,881	13,728,325

$651,690,938	$624,734,406	$12,749,131

$668,721,320	$635,769,081	$15,479,333

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2019

Statement of Changes in Net Assets

June 30, 2019

	Parnassus Fund		Parnassus Core Equity Fund
	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

Investment income from operations

Net investment income	$3,739,481	$10,906,462	$67,463,460	$178,494,981

Net realized gain (loss) from securities transactions	15,658,773	53,831,331	656,000,731	1,588,322,958

Net change in unrealized appreciation (depreciation) of securities	146,562,893	(156,193,008)	2,238,343,185	(1,750,538,535)

Increase (decrease) in net assets resulting from operations	$165,961,147	$(91,455,215)	$2,961,807,376	$16,279,404

Net Dividends and Distributions (See Note 2)

Investor shares	-	(52,329,362)	(33,215,832)	(751,339,575)

Institutional shares	-	(11,463,287)	(35,278,429)	(606,448,984)

Distributions to shareholders	$-	$(63,792,649)	$(68,494,261)	$(1,357,788,559)

Capital share transactions

Investor shares

Proceeds from sale of shares	27,580,647	76,605,377	653,815,412	1,107,726,803

Reinvestment of dividends	-	51,267,989	32,900,423	734,160,955

Shares repurchased	(66,436,091)	(237,211,156)	(976,758,976)	(2,829,871,374)

Institutional shares

Proceeds from sale of shares	13,690,997	66,373,040	1,046,097,325	2,217,369,071

Reinvestment of dividends	-	10,799,556	32,717,355	576,463,190

Shares repurchased	(33,990,240)	(58,103,444)	(1,381,312,181)	(1,863,347,571)

Increase (decrease) in net assets from capital share transactions	(59,154,687)	(90,268,638)	(592,540,642)	(57,498,926)

Increase (decrease) in net assets	$106,806,460	$(245,516,502)	$2,300,772,473	$(1,399,008,081)

Net Assets

Beginning of year	840,159,678	1,085,676,180	14,716,229,303	16,115,237,384

End of period	$946,966,138	$840,159,678	$17,017,001,776	$14,716,229,303

Undistributed net investment income (loss)	$4,826,956	$1,088,615	$(9,340,994)	$(4,764,260)

Shares issued and redeemed

Investor shares

Shares sold	603,731	1,616,721	15,054,258	25,481,901

Shares issued through dividend reinvestment	-	1,180,329	728,415	17,864,692

Shares repurchased	(1,439,554)	(5,010,239)	(22,428,962)	(65,047,143)

Institutional shares

Shares sold	304,200	1,416,961	23,897,180	50,410,117

Shares issued through dividend reinvestment	-	249,182	723,121	13,995,770

Shares repurchased	(742,288)	(1,220,589)	(30,955,041)	(42,996,984)

Net increase (decrease) in shares outstanding

Investor shares	(835,823)	(2,213,189)	(6,646,289)	(21,700,550)

Institutional shares	(438,088)	445,554	(6,334,740)	21,408,903

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2019

Parnassus Endeavor Fund		Parnassus Mid Cap Fund		Parnassus Fixed Income Fund
Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

$17,030,382	$54,837,511	$11,034,675	$22,506,570	$2,730,202	$6,015,492

52,312,487	341,286,408	45,201,525	131,469,840	(979,194)	(2,832,292)

599,378,451	(1,026,216,818)	579,532,881	(356,075,692)	13,728,325	(5,795,128)

$668,721,320	$(630,092,899)	$635,769,081	$(202,099,282)	$15,479,333	$(2,611,928)

-	(335,639,516)	-	(66,852,851)	(1,889,501)	(4,489,888)

-	(117,521,066)	-	(40,664,330)	(764,297)	(1,600,712)

$-	$(453,160,582)	$-	$(107,517,181)	$(2,653,798)	$(6,090,600)

315,099,295	1,063,025,072	321,963,556	542,007,343	20,485,870	35,061,756

-	329,640,217	-	64,318,952	1,853,762	4,399,117

(632,303,062)	(2,010,698,864)	(272,566,517)	(680,722,531)	(28,765,279)	(57,606,760)

174,879,052	669,640,268	383,635,451	684,718,832	10,953,440	29,452,802

-	95,610,899	-	32,980,076	681,365	1,427,398

(230,459,658)	(583,705,498)	(123,045,747)	(309,420,110)	(12,695,156)	(18,051,480)

(372,784,373)	(436,487,906)	309,986,743	333,882,562	(7,485,998)	(5,317,167)

$295,936,947	$(1,519,741,387)	$945,755,824	$24,266,099	$5,339,537	$(14,019,695)

3,697,640,777	5,217,382,164	2,825,914,079	2,801,647,980	215,506,175	229,525,870

$3,993,577,724	$3,697,640,777	$3,771,669,903	$2,825,914,079	$220,845,712	$215,506,175

$31,853,593	$-	$10,893,908	$199,242	$665,861	$257,049

9,454,952	28,522,389	9,877,420	16,884,215	1,246,242	2,180,458

-	10,407,109	-	2,130,749	112,526	275,012

(18,946,861)	(55,976,806)	(8,372,887)	(21,312,825)	(1,766,445)	(3,592,125)

5,216,566	18,227,883	11,603,441	21,482,438	668,167	1,837,558

-	3,017,252	-	1,094,122	41,373	89,329

(6,903,707)	(16,460,600)	(3,744,586)	(9,753,816)	(781,074)	(1,128,558)

(9,491,909)	(17,047,308)	1,504,533	(2,297,861)	(407,677)	(1,136,655)

(1,687,141)	4,784,535	7,858,855	12,822,744	(71,534)	798,329

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2019

Notes to Financial Statements

1. Organization

The Parnassus Funds are comprised of two Trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (collectively the “Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940 as diversified, open-end investment management companies, and are comprised of five separate funds (collectively the “Funds”). The Parnassus Funds trust includes the Parnassus Fund, which commenced operations on December 27, 1984, the Parnassus Endeavor Fund and the Parnassus Mid Cap Fund, both of which commenced operations on April 29, 2005. The Parnassus Income Funds trust includes the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund, both of which commenced operations on August 31, 1992. Each Fund has distinct investment objectives. In general, each of the Funds seeks long-term capital appreciation. Prior to May 1, 2014, the Parnassus Core Equity Fund was known as the Parnassus Equity Income Fund, and the Parnassus Endeavor Fund was known as the Parnassus Workplace Fund.

2. Significant Accounting Policies

The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The presentation of the financial statements is made using specialized accounting principles applicable to investment companies.

Short-Term Securities

Short-term securities represent investments of excess cash and consist of time deposits, community development loans, certificates of deposit and money market funds.

Security Transactions and Related Investment Income and Expenses

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

Class Allocations

Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various shares classes based on their relative net assets. Class-specific fees and expenses, such as broker service fees, administrative and shareholder services, are charged directly to the respective share class.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date to shareholders of record on the record date. The Parnassus Core Equity Fund pays income dividends quarterly and capital-gain dividends annually. The Parnassus Fixed Income Fund pays income dividends monthly and capital-gain dividends annually. The other Funds pay income and capital-gain dividends annually.

3. Securities Valuations

Methods and Inputs

Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the NASDAQ’s National Market official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Mortgage-backed and asset-backed securities are valued as determined by the pricing services based on methods which include standard inputs and cashflows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit

Semiannual Report • 2019

Notes to Financial Statements (continued)

enhancements and specific deal information. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. These investments include certificates of deposit and community development loans. These investments carry interest rates ranging from 0.30% to 2.25% with maturities of one year or less. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

The Funds follow Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosure, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ portfolio investments. These inputs are summarized in three levels, Level 1—unadjusted quoted prices in active markets for identical investments, Level 2—other significant observable inputs (including quoted prices for similar investments) and Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Securities Lending

The Parnassus Funds have entered into an agreement with Brown Brothers Harriman & Co., dated July 29, 2009 (“Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Funds negotiated lenders’ fees and the Funds receive cash collateral in an amount equal to 102% of the market value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned.

The agreement provides the right in the event of default for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency. Under the agreement, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Funds retained beneficial ownership and all economic benefits in the securities they have loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. Each portfolio manager of the Funds has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Funds’ policy that the portfolio managers vote on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Funds or their securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Income generated from securities lending is presented in the Statement of Operations. Cash collateral received by the Funds is reflected as an asset (securities purchased with cash collateral from securities lending) and the related liability (payable upon return of securities loaned) is presented in the Statement of Assets and Liabilities.

Semiannual Report • 2019

Notes to Financial Statements (continued)

At June 30, 2019, the following tables are a summary of the Funds’ securities lending agreements by counterparty, which are subject to offset under the agreement:

Parnassus Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc.	7,058,877	(7,058,877)	-
Total	7,058,877	(7,058,877)	-

Parnassus Fixed Income Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc.	1,149,546	(1,149,546)	-
Barclays Capital Inc.	380,050	(380,050)	-
Barclays Capital Inc.	1,044,092	(1,044,092)	-
Total	2,573,688	(2,573,688)	-

1 Collateral value of $7,225,925 and $2,625,225 has been received in connection with securities lending agreements for Parnassus Fund and Parnassus Fixed Income Fund, respectively. Collateral received in excess of the value of the securities loaned from the individual counterparty is shown for financial reporting purposes in the Funds’ financial statements.

As of June 30, 2019, the contractual maturity date is overnight and continuous for the gross obligation of the equity securities on loan in the Parnassus Fund in the amounts of $7,058,877 as well as the corporate securities on loan in the Parnassus Fixed Income Fund in the amount of $2,573,688.

Community Development Investment Programs

The Parnassus Funds may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a positive social impact. Generally, there is no secondary market on loan funds and thus these are considered illiquid.

As part of our community development investment program, the Parnassus Fund, Parnassus Core Equity Fund and Parnassus Endeavor Fund has entered into an agreement for fund investments through the Certificate of Deposit Account Registry Service (“CDARS”) network. The CDARS network allows members to place funds in time deposits with depository institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”). Provisions stipulate that participating institutions are FDIC insured; however, in the event of default or bankruptcy by any party to the agreement, the proceeds of the investment may be delayed or subject to legal proceedings and are subject to FDIC limits. While certain investments of the Funds may be bank deposits and may be covered by FDIC insurance, the Funds are themselves not covered by FDIC insurance.

The Parnassus Core Equity Fund holds debt instruments issued by MicroVest Plus, LP, a microfinance limited partnership specializing in providing capital to international microfinance institutions (“MFI’s”) that extend credit to developing countries and the entrepreneurial poor. This instrument may be subject to political and foreign currency exchange risk not normally associated with domestic debt instruments. MicroVest Plus, LP’s investment in MFI’s can be affected by, among other factors, commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the various countries where MFI’s operate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Semiannual Report • 2019

Notes to Financial Statements (continued)

Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment to or additional disclosure in the financial statements.

4. Risk Factors

Investing in the Parnassus Funds may involve certain risks including, but not limited to the following:

Market Conditions

The prices of, and the income generated by, the common stocks and other securities held by the Funds may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Additionally, the values of, and the income generated by, most debt securities held by the Funds may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these debt securities. The Funds’ investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so. Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures and higher transaction costs.

Investing Outside the U.S.

Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investment outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Contractual Obligations

Under the Trusts’ organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trusts. Additionally, the Trusts have a variety of indemnification obligations under contracts with its service providers. The Trusts’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trusts that have not yet occurred.

5. Taxation and Distributions

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (“GAAP”).

The Funds follow ASC 740, Income Taxes, relating to uncertainty in income taxes and disclosures. ASC 740 establishes a minimum threshold for income tax benefits to be recognized in the financial statements. These tax benefits must meet a “more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. As of and during the year ended December 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur interest or penalties. The Funds are not subject to examination by U.S. federal taxing authorities before 2016 or state taxing authorities before 2015.

Semiannual Report • 2019

Notes to Financial Statements (continued)

Tax Matters and Distributions

At June 30, 2019, the cost of investments in securities and net unrealized appreciation/depreciation for income tax purposes were as follows:

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Fund	Parnassus Fixed Income Fund
Cost of investment	$796,030,415	$12,100,695,221	$3,267,806,357	$2,985,622,582	$195,220,080
Gross unrealized appreciation	$177,438,708	$4,640,565,215	$481,042,386	$684,978,434	$8,202,352
Gross unrealized depreciation	$31,809,629	$236,954,241	$233,963,943	$71,113,851	$103,768
Net unrealized appreciation	$145,629,079	$4,403,610,974	$247,078,443	$613,864,583	$8,098,584

Net realized gains differ for financial statement and income tax purposes primarily due to differing treatments of wash sales. Reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2018. Additional permanent book to tax adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to the reclassification of dividend income and certain differences in the computation of distributable income and capital gains under Federal tax rules versus GAAP.

6. Fair Value Measurements

The following table summarizes the portfolios’ financial assets as of June 30, 2019, that is valued at fair value on a recurring basis:

Parnassus Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$62,318,054	$-	$-	$62,318,054

Consumer Discretionary	53,485,817	-	-	53,485,817

Consumer Staples	68,114,661	-	-	68,114,661

Financials	89,222,039	-	-	89,222,039

Health Care	160,533,558	-	-	160,533,558

Industrials	110,166,765	-	-	110,166,765

Information Technology	286,802,921	-	-	286,802,921

Materials	60,466,303	-	-	60,466,303

Real Estate	50,549,376	-	-	50,549,376

Short-Term Investments	31,354,840	-	1,210,375	32,565,215
Total	$973,014,334	$-	$1,210,375	$974,224,709

Semiannual Report • 2019

Notes to Financial Statements (continued)

Parnassus Core Equity Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$1,204,506,811	$-	$-	$1,204,506,811

Consumer Discretionary	864,336,645	-	-	864,336,645

Consumer Staples	2,317,775,502	-	-	2,317,775,502

Financials	1,522,394,834	-	-	1,522,394,834

Health Care	2,232,959,023	-	-	2,232,959,023

Industrials	2,437,469,232	-	-	2,437,469,232

Information Technology	4,079,375,654	-	-	4,079,375,654

Materials	1,087,733,149	-	-	1,087,733,149

Real Estate	757,755,345	-	-	757,755,345

Short-Term Investments	546,899,009	-	10,708,959	557,607,968
Total	$17,051,205,204	$-	$10,708,959	$17,061,914,163

Parnassus Endeavor Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$54,140,000	$-	$-	$54,140,000

Consumer Discretionary	328,539,000	-	-	328,539,000

Financials	285,857,500	-	-	285,857,500

Health Care	941,258,350	-	-	941,258,350

Industrials	217,756,150	-	-	217,756,150

Information Technology	1,687,333,800	-	-	1,687,333,800

Short-Term Investments	484,816,875	-	921,073	485,737,948
Total	$3,999,701,675	$-	$921,073	$4,000,622,748

Parnassus Mid Cap Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$88,958,562	$-	$-	$88,958,562

Consumer Discretionary	336,892,379	-	-	336,892,379

Consumer Staples	356,385,760	-	-	356,385,760

Financials	328,724,053	-	-	328,724,053

Health Care	508,331,942	-	-	508,331,942

Industrials	698,509,505	-	-	698,509,505

Information Technology	707,182,148	-	-	707,182,148

Materials	168,468,035	-	-	168,468,035

Real Estate	305,541,258	-	-	305,541,258

Utilities	100,493,523	-	-	100,493,523

Short-Term Investments	178,321,723	-	727,185	179,048,908
Total	$3,777,808,888	$-	$727,185	$3,778,536,073

Semiannual Report • 2019

Notes to Financial Statements (continued)

Parnassus Fixed Income Fund

Investment Securities	Level 1	Level 2	Level 3	Total

Preferred Stock	$5,063,602	$-	$-	$5,063,602

Commercial Mortgage-Backed Securities		1,557,903	-	1,557,903

Corporate Bonds	-	93,893,792	-	93,893,792

Supranational Bonds	-	13,346,482	-	13,346,482

U.S. Government Treasury Bonds	-	89,456,885	-	89,456,885

Short-Term Investments	15,549,885	2,947,358	-	18,497,243
Total	$20,613,487	$201,202,420	$-	$221,815,907

The following table reconciles the valuation of the Funds’ Level 3 investment securities and related transactions as of June 30, 2019:

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Fund
	Certificates of Deposit	Certificates of Deposit	Certificates of Deposit
	Community Development Loans	Community Development Loans	Community Development Loans	Certificates of Deposit

Balance as of December 31, 2018	$1,234,533	$10,816,249	$942,149	$742,330

Discounts/premiums amortization	(24,158)	(107,290)	(21,076)	(15,145)

Purchases	1,150,000	10,000,000	950,000	750,000

Sales	(1,150,000)	(10,000,000)	(950,000)	(750,000)
Balance as of June 30, 2019	$1,210,375	$10,708,959	$921,073	$727,185

There were no significant transfers between Level 1, Level 2 and Level 3.

Quantitative information about Level 3 fair value measurement:

	Fair Value at June 30, 2019	Valuation Technique	Unobservable Input	Range (Weighted Average)

Parnassus Fund
Certificates of Deposit	$730,537	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$479,838	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Core Equity Fund
Certificates of Deposit	$2,438,724	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$8,270,235	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Semiannual Report • 2019

Notes to Financial Statements (continued)

	Fair Value at June 30, 2019	Valuation Technique	Unobservable Input	Range (Weighted Average)

Parnassus Endeavor Fund
Certificates of Deposit	$730,017	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$191,056	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Mid Cap Fund
Certificates of Deposit	$727,185	Liquidity Discount	Discount for Lack of Marketability	4%

The significant unobservable inputs used in fair value measurement of the Fund’s Certificates of Deposits are a discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Fund’s Community Development Loans are a discount for lack of marketability and a discount for the probability of default. Significant increases in any of these inputs in isolation would result in a lower fair value measurement. Generally, a change in the assumption used for probability of default should be accompanied by a directionally-similar change in the assumption used for the lack of marketability.

In accordance with procedures established by the Funds’ Trustees, all fair value securities as submitted by the Funds’ treasurer, are reviewed and approved by the Trustees. The Funds’ valuation committee is comprised of Independent Trustees who also comprise the Funds’ audit committee. The committee reviews the methodologies used by the Funds when securities have been identified as being fair valued and include the percentages used when determining liquidity discounts or discounts to be taken for lack of marketability. The Trustees review the changes in fair value measurement and methods used to substantiate the unobservable inputs on a quarterly basis.

7. Capital Stock

Capital stock consists of an unlimited number of authorized shares of capital stock with no par value.

8. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended June 30, 2019 were as follows:

Fund	Affiliated Purchases	Unaffiliated Purchases	Affiliated Sales	Unaffiliated Sales
Parnassus Fund	$-	$222,466,996	$-	$268,015,797
Parnassus Core Equity Fund	-	3,356,267,063	-	4,217,414,162
Parnassus Endeavor Fund	-	1,172,937,800	-	1,970,928,638
Parnassus Mid Cap Fund	-	754,463,591	-	466,228,901
Parnassus Fixed Income Fund	-	71,712,490	-	94,057,729

The above includes purchases and sales of U.S. Government securities in the amount of $59,861,250 and $11,036,094, respectively, within the Parnassus Fixed Income Fund.

9. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the Funds, Parnassus Investments is entitled to receive fees

Semiannual Report • 2019

Notes to Financial Statements (continued)

payable monthly, based on each Fund’s average daily net assets for the month, at the following annual rates:

Parnassus Fund: 0.70% of the first $100,000,000, 0.65% of the next $100,000,000 and 0.60% of the amount above $200,000,000. Parnassus Endeavor Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.65% of the amount above $500,000,000. Parnassus Mid Cap Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. For the six-month period ended June 30, 2019, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of the net assets of the Parnassus Fund – Investor Shares and to 0.71% of the net assets of the Parnassus Fund – Institutional Shares, 0.95% of net assets for the Parnassus Endeavor Fund – Investor Shares and to 0.75% of net assets for the Parnassus Endeavor Fund Institutional Shares, 0.99% of net assets for the Parnassus Mid Cap Fund – Investor Shares and to 0.77% of net assets for the Parnassus Mid Cap Fund – Institutional Shares.

Parnassus Core Equity Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000, 0.65% of the next $400,000,000, 0.60% of the next $9,500,000,000 and 0.55% of the amount above $10,000,000,000. Parnassus Fixed Income Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For the six-month period ended June 30, 2019, Parnassus Investments has contractually agreed to limit total operating expenses to 0.87% of net assets of the Parnassus Core Equity Fund – Investor Shares and to 0.65% of net assets for the Parnassus

Core Equity Fund – Institutional Shares and 0.68% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.48% of net assets for the Parnassus Fixed Income Fund – Institutional Shares.

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Funds. The transfer agent fee was $2.50 per month per account plus any out-of-pocket expenses for the Parnassus Fund, Parnassus Endeavor Fund and Parnassus Mid Cap Fund. The transfer agent fee was $2.70 per month per account plus any out-of-pocket expenses for the Parnassus Core Equity Fund and Parnassus Fixed Income Fund. The Funds pay the monthly fee based on the number of accounts on record at each month-end. The fund administration reflects annual rates based on net assets for all Funds managed by Parnassus Investments and was allocated based on respective Fund net assets at the following annual rates: 0.08% of the first $500,000,000, 0.07% of the next $500,000,000 and 0.03% of the amount above $1,000,000,000. The fund administration services fee was 0.02% of average net assets under this new agreement for the six-month period ended June 30, 2019.

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Funds. For these services, the Parnassus Funds – Investor Shares may pay service providers an aggregate service fee on investment accounts at a rate not to exceed 0.25% per annum of average daily net assets. The Parnassus Funds – Institutional Shares do not incur service provider fees.

Semiannual Report • 2019

THIS PAGE LEFT INTENTIONALLY BLANK

Semiannual Report • 2019

Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplement data for the six-month period ended June 30, 2019 and each of the five years ended December 31 are as follows:

For a Share Outstanding for the Period Ended	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Total Dividends and Distributions
Parnassus Fund – Investor Shares
Six-Month Period Ended June 30, 2019 (unaudited)	$40.54	$0.18	$7.96	$8.14	$-	$-	$-
2018	48.27	0.50	(5.01)	(4.51)	(0.54)	(2.68)	(3.22)
2017	44.97	0.46	6.68	7.14	(0.45)	(3.39)	(3.84)
2016	40.46	0.37	5.06	5.43	(0.36)	(0.56)	(0.92)
2015	48.09	0.32	(0.01)	0.31	(1.78)	(6.16)	(7.94)
2014	45.86	0.22	6.47	6.69	(1.62)	(2.84)	(4.46)
Parnassus Fund – Institutional Shares
Six-Month Period Ended June 30, 2019 (unaudited)	40.52	0.21	7.96	8.17	-	-	-
2018	48.25	0.58	(5.02)	(4.44)	(0.61)	(2.68)	(3.29)
2017	44.95	0.54	6.67	7.21	(0.52)	(3.39)	(3.91)
2016	40.45	0.43	5.06	5.49	(0.43)	(0.56)	(0.99)
For the period ended December 31, 2015(d)	49.44	0.28	(1.27)	(0.99)	(1.84)	(6.16)	(8.00)
Parnassus Core Equity Fund – Investor Shares
Six-Month Period Ended June 30, 2019 (unaudited)	38.99	0.16	7.71	7.87	(0.16)	-	(0.16)
2018	42.67	0.45	(0.38)	0.07	(0.44)	(3.31)	(3.75)
2017	39.29	0.45	5.98	6.43	(0.55)	(2.50)	(3.05)
2016	36.97	0.39	3.42	3.81	(0.40)	(1.09)	(1.49)
2015	40.69	0.40	(0.56)	(0.16)	(0.80)	(2.76)	(3.56)
2014	36.68	0.43	4.84	5.27	(0.59)	(0.67)	(1.26)
Parnassus Core Equity Fund – Institutional Shares
Six-Month Period Ended June 30, 2019 (unaudited)	39.05	0.21	7.71	7.92	(0.21)	-	(0.21)
2018	42.73	0.55	(0.37)	0.18	(0.55)	(3.31)	(3.86)
2017	39.35	0.55	5.98	6.53	(0.65)	(2.50)	(3.15)
2016	37.03	0.48	3.41	3.89	(0.48)	(1.09)	(1.57)
2015	40.75	0.50	(0.58)	(0.08)	(0.89)	(2.75)	(3.64)
2014	36.73	0.45	4.91	5.36	(0.67)	(0.67)	(1.34)
Parnassus Endeavor Fund – Investor Shares
Six-Month Period Ended June 30, 2019 (unaudited)	28.87	0.13	5.16	5.29	-	-	-
2018	37.18	0.38	(5.13)	(4.75)	(0.52)	(3.04)	(3.56)
2017	32.99	0.34	6.20	6.54	(0.77)	(1.58)	(2.35)
2016	28.07	0.19	5.80	5.99	(0.32)	(0.75)	(1.07)
2015	29.95	0.17	0.83	1.00	(0.87)	(2.01)	(2.88)
2014	26.99	0.18	4.79	4.97	(0.51)	(1.50)	(2.01)

Semiannual Report • 2019

Net Asset Value End of Period	Total Overall Return		Net Assets End of Period (000s)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$48.68	20.08%		$782,732	0.84%		0.84%		0.78%		24.74%
40.54	(9.73)		685,715	0.85		0.85		1.06		47.26
48.27	16.08		923,262	0.84		0.84		0.96		37.45
44.97	13.46		775,818	0.86		0.86		0.90		41.70
40.46	0.26		708,944	0.84		0.84		0.64		68.52
48.09	14.68		679,130	0.84		0.84		0.47		60.44

48.69	20.16		164,234	0.68		0.68		0.94		24.74
40.52	(9.57)		154,445	0.69		0.69		1.21		47.26
48.25	16.25		162,414	0.69		0.69		1.11		37.45
44.95	13.59		78,313	0.71		0.71		1.04		41.70
40.45	(2.37	)(e)	45,941	0.70	(f)	0.70	(f)	0.90	(f)	42.95	(e)

46.70	20.21		9,477,911	0.86		0.86		0.73		21.31
38.99	(0.18)		8,172,571	0.87		0.87		1.03		31.43
42.67	16.58		9,870,059	0.87		0.87		1.09		24.52
39.29	10.41		10,200,768	0.87		0.87		1.03		22.89
36.97	(0.55)		8,368,394	0.88		0.88		1.03		26.90
40.69	14.48		8,558,905	0.87		0.87		1.11		14.32

46.76	20.31		7,539,091	0.63		0.63		0.96		21.31
39.05	0.05		6,543,658	0.63		0.63		1.24		31.43
42.73	16.81		6,245,179	0.64		0.64		1.31		24.52
39.35	10.61		4,597,160	0.66		0.66		1.25		22.89
37.03	(0.34)		3,554,007	0.67		0.67		1.25		26.90
40.75	14.71		3,024,069	0.67		0.67		1.17		14.32

34.16	18.32		2,938,941	0.98		0.95		0.77		31.60
28.87	(13.49)		2,758,361	0.95		0.95		1.04		70.96
37.18	19.81		4,185,857	0.92		0.92		0.94		43.21
32.99	21.42		2,507,515	0.97		0.95		0.64		34.08
28.07	3.25		1,325,765	0.98		0.95		0.56		63.23
29.95	18.51		770,332	1.02		0.95		0.62		39.51

Semiannual Report • 2019

Financial Highlights (continued)

For a Share Outstanding for the Period Ended	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Total Dividends and Distributions
Parnassus Endeavor Fund – Institutional Shares
Six-Month Period Ended June 30, 2019 (unaudited)	$28.89	$0.17	$5.16	$5.33	$-	$-	$-
2018	37.21	0.46	(5.13)	(4.67)	(0.61)	(3.04)	(3.65)
2017	33.01	0.41	6.21	6.62	(0.84)	(1.58)	(2.42)
2016	28.06	0.24	5.83	6.07	(0.37)	(0.75)	(1.12)
For the period ended December 31, 2015(d)	31.03	0.16	(0.20)	(0.04)	(0.92)	(2.01)	(2.93)
Parnassus Mid Cap Fund – Investor Shares
Six-Month Period Ended June 30, 2019 (unaudited)	28.86	0.09	6.20	6.29	-	-	-
2018	32.07	0.23	(2.32)	(2.09)	(0.22)	(0.90)	(1.12)
2017	28.87	0.26	4.29	4.55	(0.48)	(0.87)	(1.35)
2016	25.56	0.21	3.90	4.11	(0.11)	(0.69)	(0.80)
2015	27.40	0.21	(0.41)	(0.20)	(0.18)	(1.46)	(1.64)
2014	25.10	0.22	2.60	2.82	(0.20)	(0.32)	(0.52)
Parnassus Mid Cap Fund – Institutional Shares
Six-Month Period Ended June 30, 2019 (unaudited)	28.90	0.13	6.19	6.32	-	-	-
2018	32.11	0.31	(2.33)	(2.02)	(0.29)	(0.90)	(1.19)
2017	28.90	0.34	4.29	4.63	(0.55)	(0.87)	(1.42)
2016	25.57	0.27	3.89	4.16	(0.14)	(0.69)	(0.83)
For the period ended December 31, 2015(d)	27.58	0.20	(0.52)	(0.32)	(0.23)	(1.46)	(1.69)
Parnassus Fixed Income Fund – Investor Shares
Six-Month Period Ended June 30, 2019 (unaudited)	15.92	0.20	1.00	1.20	(0.20)	-	(0.20)
2018	16.54	0.42	(0.61)	(0.19)	(0.43)	-	(0.43)
2017	16.42	0.37	0.14	0.51	(0.39)	-	(0.39)
2016	16.44	0.34	0.06	0.40	(0.36)	(0.06)	(0.42)
2015	16.66	0.33	(0.21)	0.12	(0.33)	(0.01)	(0.34)
2014	16.43	0.31	0.43	0.74	(0.37)	(0.14)	(0.51)
Parnassus Fixed Income Fund – Institutional Shares
Six-Month Period Ended June 30, 2019 (unaudited)	15.92	0.22	0.99	1.21	(0.22)	-	(0.22)
2018	16.54	0.46	(0.61)	(0.15)	(0.47)	-	(0.47)
2017	16.41	0.41	0.14	0.55	(0.42)	-	(0.42)
2016	16.44	0.38	0.04	0.42	(0.39)	(0.06)	(0.45)
For the period ended December 31, 2015(d)	16.75	0.24	(0.30)	(0.06)	(0.24)	(0.01)	(0.25)

Semiannual Report • 2019

Net Asset Value End of Period	Total Overall Return		Net Assets End of Period (000s)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$34.22	18.45%		$1,054,637	0.71%		0.71%		1.01%		31.60%
28.89	(13.25)		939,280	0.72		0.72		1.25		70.96
37.21	20.03		1,031,525	0.72		0.72		1.12		43.21
33.01	21.68		295,317	0.74		0.74		0.80		34.08
28.06	(0.22	)(e)	46,806	0.75	(f)	0.75	(f)	0.80	(f)	42.60	(e)

35.15	21.80		2,187,179	0.99		0.99		0.57		14.85
28.86	(6.64)		1,752,821	1.02		0.99		0.71		31.52
32.07	15.79		2,021,276	1.01		0.99		0.83		33.27
28.87	16.07		1,490,587	1.01		0.99		0.75		18.81
25.56	(0.87)		543,251	1.07		0.99		0.77		58.01
27.40	11.24		305,297	1.09		1.09		0.84		21.62

35.22	21.87		1,584,491	0.76		0.76		0.81		14.85
28.90	(6.39)		1,073,093	0.75		0.75		0.95		31.52
32.11	16.04		780,372	0.75		0.75		1.09		33.27
28.90	16.28		285,182	0.80		0.80		0.95		18.81
25.57	(1.30	)(e)	11,397	0.77	(f)	0.77	(f)	1.12	(f)	34.04	(e)

16.92	7.58		160,125	0.86		0.68		2.53		35.50
15.92	(1.12)		157,213	0.86		0.68		2.64		46.43
16.54	3.10		182,161	0.82		0.68		2.25		38.48
16.42	2.42		193,440	0.80		0.68		2.04		39.47
16.44	0.70		182,130	0.79		0.68		1.98		35.80
16.66	4.49		192,614	0.78		0.68		1.84		52.57

16.91	7.64		60,721	0.45		0.45		2.75		35.50
15.92	(0.89)		58,293	0.45		0.45		2.90		46.43
16.54	3.37		47,365	0.47		0.47		2.46		38.48
16.41	2.55		20,733	0.49		0.49		2.22		39.47
16.44	(0.35	)(e)	7,731	0.49	(f)	0.49	(f)	2.14	(f)	24.24	(e)

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) Parnassus Investments has contractually limited expenses to an annualized rate of 0.95% for Parnassus Endeavor Fund – Investor Shares, 0.99% for the Parnassus Mid Cap Fund – Investor Shares and 0.68% for the Parnassus Fixed Income Fund – Investor Shares.

(c) Parnassus Investments has contractually limited expenses to an annualized rate of 0.75% for Parnassus Endeavor Fund – Institutional Shares, 0.77% for the Parnassus Mid Cap Fund – Institutional Shares and 0.48% for the Parnassus Fixed Income Fund – Institutional Shares.

(d) The Parnassus Fund – Institutional Shares, the Parnassus Endeavor Fund – Institutional Shares, the Parnassus Mid Cap Fund – Institutional Shares and the Parnassus Fixed Income Fund – Institutional Shares commenced operations on April 30, 2015, and the period shown is from April 30, 2015 through December 31, 2015.

(e) Not annualized for periods less than one year.

(f) Annualized.

Semiannual Report • 2019

Additional Information (unaudited)

Board of Trustees Consideration of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Trustees (the “Trustees”) of the Parnassus Funds trust and the Parnassus Income Funds trust (the “Trusts”) which collectively are known as the Parnassus Funds (the “Funds”), meet in person to review and consider the continuation of any investment advisory agreement. In this regard, the Trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act, (the “Independent Trustees”) met in person on March 27, 2019 and reviewed and re-approved the Trusts’ investment advisory agreements with Parnassus Investments. The Independent Trustees were provided with relevant information by Parnassus Investments, as described below, and were assisted in their evaluation of the investment advisory agreements by independent legal counsel, from whom they received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements and with whom they met separately from Parnassus Investments’ management. In addition, the Trustees consider matters bearing on the management of the Funds and other arrangements at regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from Parnassus Investments. Prior to approving the continuation of the investment advisory agreements, the Independent Trustees considered:

•	the nature, extent and quality of the services provided by Parnassus Investments;

•

the degree to which the Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund and the Parnassus Fixed Income Fund are being managed in accordance with each Fund’s stated investment objective;

•	the investment performance of the each of the Funds;

•	the cost of the services to be provided and profits to be realized by Parnassus Investments from its relationship with each of the Funds;

•	the extent to which economies of scale would be realized as each of the Funds grew and whether fee levels reflect these economies of scale;

•	the expense ratio of each of the Funds; and

•	the manner in which portfolio transactions for the Funds are conducted, including the use of soft dollars.

In considering the nature, extent and quality of the services provided by Parnassus Investments, the Independent Trustees reviewed written and oral reports prepared by Parnassus Investments describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by Parnassus Investments to the Funds. The Independent Trustees also considered a written report prepared by Broadridge, an independent provider of investment company data, comparing aspects of the portfolio management services provided by Parnassus Investments to similar services provided to a universe of comparable mutual funds (“Universe”). The Independent Trustees considered the experience of senior management and the qualifications, tenure, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Independent Trustees evaluated the ability of Parnassus Investments, based on its financial condition, resources, reputation and other attributes to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Independent Trustees further considered the compliance programs and compliance records of Parnassus Investments. In addition, the Independent Trustees took into account the administrative services provided to the Funds by Parnassus Investments. The Independent Trustees concluded that Parnassus Investments was providing essential services to the Funds.

The Independent Trustees compared the performance of each of the Funds to benchmark indices over various periods of time ending December 31, 2018 and to the Universe of comparable mutual funds as determined by Broadridge. The Independent Trustees noted that the performance for the Parnassus Fund performance was below the median performance of the Universe for the one-, two-, three- and four- year periods, and was above the median for the five- and ten- year periods. The Parnassus Endeavor Fund’s performance was above the median of the Universe for all time periods under review except for the one- and two- year periods. The performance of the Parnassus Mid Cap Fund was above the median of the Universe for all time periods under review except for the two- year period.

Semiannual Report • 2019

Additional Information (unaudited) (continued)

Board of Trustees Consideration of Investment Advisory Agreements (continued)

The Parnassus Core Income Fund’s performance was above the median of the Universe for all time under review. The Independent Trustees further noted that the performance of the Parnassus Fixed Income Fund was below the median performance of the Universe for all time periods. The Independent Trustees concluded that the overall performance of the Funds warranted the continuation of the investment advisory agreements.

In concluding that the advisory fees payable by each of the Funds were reasonable, the Independent Trustees reviewed a report of the costs of services provided, and the profits realized, by Parnassus Investments from its relationship with each Fund, and concluded that such profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases. The Independent Trustees also reviewed reports comparing each Fund’s expense ratio and the advisory fees paid by each Fund to that of the applicable Universe and concluded that the advisory fee paid by each Fund and each Fund’s expense ratio was within the range of its respective Universe. The Independent Trustees noted that the Funds’ advisory fees were below the median for Parnassus Fund, Parnassus Core Equity Fund and Parnassus Fixed Income, equal to the median for Parnassus Endeavor Fund and Parnassus Mid Cap Fund. The Independent Trustees noted that the investment advisory fee for each Fund contained a number of breakpoints in an effort to reflect economies of scale that might be realized as each Fund grew. The Independent Trustees also noted that actual or potential economies of scale will be reasonably shared with the Fund shareholders through these breakpoints, fee waivers and expense reimbursement arrangements applicable to the Funds.

The Independent Trustees reviewed reports discussing the manner in which portfolio transactions for the Funds were conducted, including the use of soft dollars. Based on these reports, the Independent

Trustees concluded that the research obtained by Parnassus Investments was beneficial to the Funds and that Parnassus Investments was executing each Fund’s portfolio transactions in a manner designed to obtain best execution for the Funds.

Based on their careful consideration of the information and factors described above, the Independent Trustees concluded that the approval of the continuation of the investment advisory agreements for the Trusts was in the best interest of the Funds and their shareholders. The Independent Trustees unanimously approved the continuation of the investment advisory agreements for an additional one-year period.

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov) and by calling us at (800) 999-3505. The Funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or it may be obtained from the Securities and Exchange Commission’s website or the Parnassus website.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The quarterly portfolio holdings are available on the Securities and Exchange Commission’s website (www.sec.gov). The Funds’ Form N-Q may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report • 2019

THIS PAGE LEFT INTENTIONALLY BLANK

Investment Adviser

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Independent Registered Public Accounting Firm

Deloitte and Touche LLP

555 Mission Street

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Distributor

Parnassus Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

       Sign up for electronic delivery of prospectuses, shareholder reports and account statements at www.parnassus.com/gopaperless

       If you do not hold your account directly with Parnassus, please contact the firm that holds your account to inquire about electronic delivery.

1 Market Street, Suite 1600 San Francisco, CA 94105^(800)  999-3505^www.parnassus.com

Item 2: Code of Ethics

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 3: Audit Committee Financial Expert

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 4: Principal Accountant Fees and Services

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics – Not applicable for semi-annual reports.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 9, 2019	By: /s/ Benjamin E. Allen
Benjamin E. Allen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 9, 2019

By: /s/ Benjamin E. Allen
Benjamin E. Allen
President

Date: August 9, 2019

By: /s/ Marc C. Mahon
Marc C. Mahon
Treasurer